UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

GAMESQUARE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GAMESQUARE HOLDINGS INC.

6775 Cowboys Way, Ste. 1335

Frisco, Texas 75034

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. Central Time on June 18, 2026

Dear GameSquare Holdings, Inc. Stockholder:

You are cordially invited to attend our 2026 annual meeting of stockholders (the “Annual Meeting”), which will be held on June 18, 2026 at 12:00 p.m. Central Time. The Annual Meeting will be conducted virtually via live webcast. You will be able to vote and submit your questions during the meeting by visiting https://meetnow.global/MKFDHCM. Please have your notice or proxy card in hand when you visit the website. During the Annual Meeting, stockholders will be asked to vote on the following proposals, as more fully described in the accompanying proxy statement:

1. To elect two Class II members to our Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, subject to earlier resignation or removal;

2. To ratify the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3. To approve, by a non-binding advisory vote, the compensation of our named executive officers;

4. To approve a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements to amend the Certificate of Incorporation, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes; and

5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on April 23, 2026 as the record date for the Annual Meeting. Only stockholders of record on April 23, 2026 are entitled to notice of and to vote at the Annual Meeting. It is important that your shares are represented and voted at the Annual Meeting. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement.

Your vote must be received by 12:00 p.m. Central Time, on June 16, 2026. For specific voting instructions, please refer to the information provided in the proxy statement, together with your proxy card or the voting instructions you received with the proxy statement. This proxy statement is being mailed to stockholders on or about April 30, 2026.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the virtual Annual Meeting, we request that you submit your vote via the Internet, telephone or mail.

Thank you for your continued support of GameSquare Holdings, Inc.

By Order of the Board of Directors,

/s/ Justin Kenna
Justin Kenna
Chief Executive Officer and Director
Frisco, Texas
April 27, 2026

TABLE OF CONTENTS

GENERAL INFORMATION	1
QUESTIONS AND ANSWERS	1
CORPORATE GOVERNANCE	8
Overview	8
Board Leadership Structure	8
The Board of Director’s Role in Risk Oversight	8
Director Independence	9
Director Nominations	9
Code of Business Conduct and Ethics	10
Policy on Short Sales, Derivative Transactions and Hedging Transactions	10
Communication with the Board of Directors	10
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD	10
Board and Committee Meetings	10
Board Committees	12
Director Compensation	14
PROPOSAL 1: Election of two Class II members to our Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, subject to earlier resignation or removal	15
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	16
AUDITOR SERVICES AND FEES	17
PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	18
PROPOSAL 4: Vote to Approve a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements TO AMEND THE CERTIFICATE OF INCORPORATION, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes	19
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	22
Policies and Procedures for Related Party Transactions	22
Related Party Transactions	22
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	23
EXECUTIVE OFFICERS	25
Executive Officers	25
EXECUTIVE COMPENSATION	25
Compensation Committee Report	25
Executive Compensation	26
Outstanding Equity Awards at Fiscal Year-End	31
Equity Compensation Plan Information	34
AUDIT COMMITTEE REPORT	35
OTHER INFORMATION	37
Stockholder Proposals	37
Stockholders Sharing the Same Address	37
Fiscal Year 2025 Annual Report and SEC Filings	37

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GAMESQUARE HOLDINGS, INC.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 12:00 p.m. Central Time on June 18, 2026

GENERAL INFORMATION

We are providing you with this Proxy Statement and the enclosed form of proxy in connection with the solicitation by our Board of Directors for use at our 2026 annual meeting of stockholders (the “Annual Meeting”). The Annual Meeting will be conducted virtually via live webcast by visiting https://meetnow.global/MKFDHCM on June 18, 2026 at 12:00 p.m. Central Time. This Proxy Statement contains important information regarding our Annual Meeting, the proposals on which you are being asked to vote, information you may find useful in determining how to vote, and information about voting procedures. As used herein, “we,” “us,” “our,” “GameSquare,” or the “Company” refers to GameSquare Holdings, Inc., a Delaware corporation.

This Proxy Statement and the accompanying proxy card or voting instruction form will first be made available to our stockholders on or about April 30, 2026. See the section titled, “Fiscal Year 2025 Annual Report and SEC Filings” for information on accessing our 2025 Annual Report to Stockholders.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on or that can be accessed through our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

QUESTIONS AND ANSWERS

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Michael Munoz to serve as proxy for the Annual Meeting.

What matters will be voted on at the Annual Meeting?

The following matters will be voted on at the Annual Meeting:

Proposal 1: To elect two Class II members to our Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, subject to earlier resignation or removal;

Proposal 2: To ratify the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

Proposal 3: To approve, by a non-binding advisory vote, the compensation of our named executive officers;

Proposal 4: To approve a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements to amend the Certificate of Incorporation, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes; and

Such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

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How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote:

●	“FOR” the election of two Class II members to our Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, subject to earlier resignation or removal;

●	“FOR” the ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

●	“FOR” the approval of the compensation of our named executive officers; and

●	“FOR” the approval of a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements to amend the Certificate of Incorporation, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the Annual Meeting. We are not currently aware of any other matters that may properly be presented by others for action at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock and our Series A-2 Preferred Stock at the close of business on April 23, 2026, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. Holders of common stock are entitled to one vote per share of common stock held as of the record date. Holders of Series A-2 Preferred Stock are entitled to vote together with the holders of common stock as a single class, with respect to all matters submitted to a vote of stockholders, as described below. Stockholders are not permitted to cumulate votes with respect to the election of directors.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices for at least ten (10) days prior to the Annual Meeting and at the Annual Meeting. A stockholder may examine the list for any legally valid purpose related to the Annual Meeting.

How many votes does the Series A-2 Preferred Stock have?

Each share of Series A-2 Preferred Stock is entitled to a number of votes equal to 3.86 shares of common stock, voting together with the holders of common stock as a single class. However, the aggregate voting power of all outstanding shares of Series A-2 Preferred Stock may not exceed the number of votes that is equal to the lesser of (i) 19.99% of the outstanding shares of common stock immediately prior to the date of issuance or (ii) 19.99% of the outstanding shares of common stock at any date on or after the date of issuance. As a result, as of the record date, the Series A-2 Preferred Stock is entitled in the aggregate to 19,300,000 votes.

Do Series A-2 Preferred Stockholders vote on all proposals?

Yes. Holders of Series A-2 Preferred Stock are entitled to vote on all proposals presented at the Annual Meeting, together with the holders of common stock as a single class, subject to the voting cap described above and applicable law. The Holder of Series A-2 Preferred Stock has agreed to vote its shares of Series A-2 Preferred Stock in favor of increasing the number of authorized shares of common stock of the Company under Proposal 4 and has granted the Company a proxy with respect to such shares in connection with Proposal 4.

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What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Computershare, Inc., our transfer agent. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote on your own behalf at the Annual Meeting.

Beneficial Owner. You are a beneficial owner if, at the close of business on the record date, your shares were held by a brokerage firm, bank or other nominee and not in your name. Being a beneficial owner means that, like many of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. However, since a beneficial owner is not the stockholder of record, you may not vote your shares at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please see “What if I do not specify how my shares are to be voted?” for more information.

Do I have to do anything in advance if I plan to attend the Annual Meeting?

The Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You are entitled to participate in the annual meeting only if you were a holder of our common stock or Series A-2 Preferred Stock as of the close of business on April 23, 2026 or if you hold a valid proxy for the Annual Meeting.

To participate in the Annual Meeting, you will need the control number included on your notice or proxy card. The live webcast will begin promptly at 12:00 p.m. Central Time. We encourage you to access the meeting prior to the start time to allow ample time for the check-in procedures.

How do I ask questions during the Annual Meeting?

We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. If you wish to submit a question during the meeting, you may log into https://meetnow.global/MKFDHCM and enter your 15- digit control number. Once past the login screen, type in your question, and click “Submit.”

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters are not pertinent to meeting matters and therefore will not be answered.

How can I get help if I have trouble checking in or listening to the meeting online?

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the log-in page at https://meetnow.global/MKFDHCM.

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How do I vote and what are the voting deadlines?

Stockholders of Record. If you are a stockholder of record, there are several ways for you to vote your shares:

●	By mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card. Your completed, signed and dated proxy card must be received prior to the Annual Meeting.

●	By telephone or via the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided in the proxy card. We recommend that you have your proxy card in hand when voting by telephone or via the Internet. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted by telephone or via the Internet must be received by 12:00 p.m. Central Time on June 16, 2026.

●	Attend the Annual Meeting. You may vote at the Annual Meeting by following the instructions at https://meetnow.global/MKFDHCM. Please have your notice or proxy card in hand when you visit the website.

Beneficial Owners. If you are a beneficial owner of your shares, you will receive voting instructions from the broker, bank or other nominee holding your shares. You should follow the voting instructions provided by your broker, bank or nominee in order to instruct your broker, bank or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker, bank or nominee. Shares held beneficially may be voted at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee giving you the right to vote the shares.

Whether or not you plan to attend the Annual Meeting, we request that you vote by proxy to ensure your vote is counted. To vote, you will need the control number. The control number will be included in the notice or on your proxy card if you are a stockholder of record, or included with your voting instructions received from your broker, bank or other nominee if you hold your shares of common stock in “street name”.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your Internet access.

Can I revoke or change my vote after I submit my proxy?

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	signing and returning a new proxy card with a later date;

●	entering a new vote by telephone or via the Internet by 12:00 p.m. Central Time on June 16, 2026;

●	delivering a written revocation to our Corporate Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by 5:00 p.m. Central Time on June 17, 2026; or

●	following the instructions at https://meetnow.global/MKFDHCM.

Beneficial Owners. If you are a beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions on changing your vote.

What if I do not specify how my shares are to be voted?

Stockholders of Record. If you are a stockholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted:

●	“FOR” the election of two Class II members to our Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, subject to earlier resignation or removal;

●	“FOR” the ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

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●	“FOR” the approval, by a non-binding advisory vote, of the compensation of our named executive officers;

●	“FOR” the approval of a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements to amend the Certificate of Incorporation, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes; and

●	In the discretion of the named proxies regarding any other matters properly presented for vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker, bank or other nominee with voting instructions, your broker, bank or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of The Nasdaq Stock Market, brokers, banks and other nominees do not have discretion to vote on non-routine matters such as Proposal 1 absent direction from you. Therefore, if you do not provide voting instructions to your broker, bank or other nominee, your broker, bank or other nominee may not vote your shares on Proposals 1, 3, or 4.

What constitutes a quorum, and why is a quorum required?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our bylaws, as amended (“Bylaws”), and Delaware law. The presence (including by proxy) of one-third (1/3) of all issued and outstanding shares of our stock entitled to vote at the Annual Meeting, including shares of common stock and the voting power attributable to the Series A-2 Preferred Stock, will constitute a quorum at the Annual Meeting. As of the Record Date, we had 93,470,215 shares of common stock outstanding and entitled to vote at the Annual Meeting, and the holders of our Series A-2 Preferred Stock have voting power equivalent to 19,300,000 shares of common stock. Accordingly, an aggregate of 112,770,215 shares are entitled to vote at the Annual Meeting, and the presence of one-third (1/3) of such shares, or 37,590,072 shares, is required to constitute a quorum.

Your shares will be counted towards the quorum if you submit a proxy or vote at the Annual Meeting. Abstentions and broker non-votes will also count towards the quorum requirement. If there is not a quorum, then either (i) the chairperson of the meeting, or (ii) a majority of the shares present at the Annual Meeting may adjourn the meeting to a later date.

What is the effect of a broker non-vote?

Brokers, banks or other nominees who hold shares of our common stock for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes present and entitled to vote with respect to a particular proposal. Thus, a broker non-vote will not affect the outcome of the vote on a proposal that requires a plurality of votes cast (Proposal 1) or the approval of a majority of the votes present, entitled to vote and voting affirmatively or negatively on the proposal (Proposals 2 or 3). Broker non-votes will have the same effect as votes against Proposal 4.

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What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of two Class II members to our Board of Directors, each to serve a three-year term and until their successors are duly elected and qualified, subject to earlier resignation or removal	Plurality of votes cast.	No
Proposal 2: Ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the fiscal year ending December 31, 2026	Majority in voting power of the shares of our stock that are present in person or by proxy and entitled to vote thereon.	Yes
Proposal 3: Non-binding advisory vote to approve the compensation of named executive officers	Majority in voting power of the shares of our stock that are present in person or by proxy and entitled to vote thereon.	No
Proposal 4: Approval of a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements to amend the Certificate of Incorporation, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes	Majority of the voting power of all outstanding shares of stock of the Company.	No

With respect to Proposal 1, you may vote FOR or AGAINST any of the nominees for election as a director, or you may ABSTAIN from voting on any nominee. The election of directors requires a plurality of votes cast to be approved. “Plurality” means that the nominees who receive the largest number of FOR votes are elected as directors. As a result, any shares not voted FOR a particular nominee (whether as a result of a vote AGAINST, a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

With respect to Proposal 2, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will be treated as votes against proposal. The ratification of the appointment of Kreston GTA requires a majority in voting power of the shares of our stock that are present in person or by proxy and entitled to vote thereon.

With respect to Proposal 3, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will be treated as votes against proposal. The non-binding advisory vote on compensation requires a majority in voting power of the shares of our stock that are present in person or by proxy and entitled to vote thereon.

With respect to Proposal 4, you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on this proposal, your abstention will be treated as votes against proposal. The vote to approve the merger requires a majority of the voting power of all outstanding shares of stock of the Company.

With respect to Proposal 4, Delaware law permits a company to amend its Certificate of Incorporation through a merger with a wholly-owned subsidiary, provided that stockholders approve the merger agreement. The Company has chosen this structure because our current Certificate of Incorporation may only be amended with the approval of at least two-thirds of the outstanding shares. By contrast, approval of the merger requires the affirmative vote of a majority of the voting power of all outstanding shares of stock of the Company. The effect of the merger structure is that stockholders will be able to consider a single proposal that both approves the Merger and results in the adoption of a new Certificate of Incorporation. You should carefully review Proposal 4 in this Proxy Statement in its entirety.

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What is the purpose and impact of the merger agreement proposal?

The purpose of the Merger is to increase the authorized shares, eliminate supermajority voting provisions, and to declassify the Board of Directors, which require approval of at least two-thirds of our outstanding shares. By approving the Merger, stockholders will adopt a new Certificate of Incorporation with a majority vote standard. For more detailed information about the specific amendments, please see “Proposal Four” beginning on page 19 of this Proxy Statement and Appendix B for the full text of the form of new Certificate of Incorporation.

Who will count the votes?

Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) has been engaged to receive and tabulate stockholder votes. Broadridge will separately tabulate FOR and AGAINST votes, abstentions, and broker non-votes. Broadridge will also certify the election results and perform any other acts required by the Delaware General Corporation Law.

Who is paying for the costs of this proxy solicitation?

We have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for the Annual Meeting. If Innisfree M&A Incorporated is successful in soliciting sufficient votes for Proposal 4, we expect to pay Innisfree M&A Incorporated a fee of approximately $60,000, plus reimbursement of reasonable expenses. Proxies may also be solicited by Company personnel, without additional compensation, personally or by mail, facsimile, telephone, messenger, or via the Internet. In addition, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to stockholders.

How can I find the results of the Annual Meeting?

Preliminary results will be announced at the Annual Meeting. Final results also will be published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) after the Annual Meeting.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Corporate Secretary at mmunoz@gamesquare.com or 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Beneficial owners may contact their broker, bank or other nominee to request information about householding.

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What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals for 2027 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) is January 12, 2027 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Corporate Secretary at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2027 annual meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2027 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time. Among other things, in addition to the advance notice deadline for stockholder proposals or director nominations under Rule 14a-8 of the Exchange Act, our Bylaws provide that written notice of a meeting of stockholders shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote as of the record date for the meeting. Please refer to the full text of our Bylaws for additional information and requirements. A copy of our current Bylaws has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which were amended on April 10, 2026, and filed with the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 14, 2026. Copies of the Bylaws and the Bylaws amendment may be obtained by writing to our Corporate Secretary at the address listed in our proxy materials.

CORPORATE GOVERNANCE

Overview

Our Board of Directors oversees our Chief Executive Officer and other senior management in the competent and ethical operation of our business and affairs and assures that the long-term interests of the stockholders are being served.

The Board has found that the fiduciary duties placed on individual directors by GameSquare’s governing corporate legislation and the common law, and the restrictions placed by applicable corporate legislation on an individual director’s participation in decisions of the Board in which the director has an interest have been sufficient to ensure that the Board operates independently of management and in the best interests of the Company. Further, our auditor has full and unrestricted access to the Audit Committee (as hereinafter defined) of the Board at all times to discuss the audit of the Company’s financial statements and any related findings as to the integrity of the financial reporting process.

We believe that good governance leads to high board effectiveness, promotes the long-term interests of our stockholders, strengthens the accountability of our Board of Directors and management and improves our standing in our industry.

Board Leadership Structure

At this time, our Board of Directors believes it is in the best interests of our Company and our stockholders for Justin Kenna to serve as President, Chief Executive Officer, and Chairman of the Board of Directors. The Chairman of the Board of Directors presides over all Board meetings and approves the agenda for meetings of the Board of Directors. He also works with the Board of Directors to drive decisions about particular strategies and policies.

The Board of Director’s Role in Risk Oversight

Our management has day-to-day responsibility for identifying risks facing us, including implementing suitable mitigating processes and controls, assessing risks in relation to Company strategies and objectives, and appropriately managing risks in a manner that serves the best interests of the Company, our stockholders, and other stakeholders. Our Board of Directors is responsible for ensuring that an appropriate culture of risk management exists within the Company and for overseeing our aggregate risk profile, and assisting management in addressing specific risks.

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Generally, various committees of our Board of Directors oversee risks associated with their respective areas of responsibility and expertise. For example, our Audit Committee oversees, reviews and discusses with management and the independent auditor, risks associated with our internal controls and procedures for financial reporting and the steps management has taken to monitor and mitigate those exposures. Our Compensation Committee oversees the management of risks associated with our compensation policies, plans, and practices. Our Nominating and Governance Committee oversees the management of risks associated with director independence and the composition and organization of the Board of Directors. Management and other employees report to the Board of Directors and/or relevant committee from time to time on risk-related issues.

Although the Board does not have a formal policy on separation of the roles of the CEO and Chairman, the Board has determined that, at this time, combining the roles of Chairman and Chief Executive Officer is in the best interests of the Company and its stockholders. The Board believes that this leadership structure promotes unified leadership and direction, and allows for a more efficient and effective implementation of the Company’s strategic initiatives. The independence of the Board’s committees and the use of executive sessions of the non-management directors allows the Board to maintain independent oversight of risks to our business, our long-term strategies, annual operating plan, and other corporate activities.

Director Independence

Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Except for Justin Kenna, President, President, Chief Executive Officer and Chairman of the Board of GameSquare, all of the current directors are considered “independent,” as they are free from a direct or indirect material relationship with GameSquare  which in the judgment of the Board of Directors could reasonably be expected to interfere with the exercise of their independent judgment as directors. The basis for this determination is that, since the commencement of GameSquare’s fiscal year ended December 31, 2025 and up to the date hereof, none of the current directors have worked for GameSquare, received remuneration from GameSquare (other than in their capacity as directors) or had material contracts with or material interests in GameSquare which could interfere with their ability to act in GameSquare’s best interests, except for Justin Kenna.

The Board believes that it functions independently of management. To enhance its ability to act independently of management, the members of the Board may meet without management and the non-independent directors. In the event of a conflict of interest at a meeting of the Board, the conflicted director will, in accordance with corporate law and his or her fiduciary obligations as a director of GameSquare, disclose the nature and extent of his or her interest to the meeting and abstain from voting on the matter at issue. In addition, the members of the Board that are not members of management are encouraged to obtain advice from external advisors and legal counsel as they may deem necessary in order to reach a conclusion with respect to issues brought before the Board.

Director Nominations

Candidates for nomination to our Board of Directors are selected by the Nominating and Governance Committee in accordance with the committee’s charter, and our Certificate of Incorporation and Bylaws. The Nominating and Governance Committee evaluates all candidates in the same manner and using the same criteria, regardless of the source of the recommendation.

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The Nominating and Governance Committee is responsible for seeking out and evaluating suitable candidates to serve on the Board. In so doing, the Nominating and Governance Committee considers: (i) the competencies and skills that the Board considers necessary for the Board as a whole to possess; (ii) the competencies and skills that the Board considers each Nominee to possess; (iii) the competencies and skills that each Nominee will bring to the Board; (iv) the contribution to the Board’s composition and diversity that the Nominee will bring, including the Nominee’s geographic location, gender, ethnicity and race; and (v) whether or not each Nominee can devote sufficient time and resources to his or her duties as a member of the Board. While we do not have a formal policy with regard to the consideration of diversity in identifying nominees, the Company believes that candidates should be selected so that the Board of Directors is a diverse body, with diversity reflecting, among other things, age, gender, race, and professional experience. The Nominating and Governance Committee may retain recruiting professionals to assist in identifying and evaluating candidates for director nominees.

Code of Conduct and Ethics

We have adopted a Code of Ethical Conduct (“Code of Ethics”) that applies to all our senior management, including our principal executive officer, principal financial officer and principal accounting officer, and directors. The Code of Ethics also contains our Insider Trading Policy which applies to all employees, including our senior management and directors. A copy of our Code of Ethics is available for review on our website at https://investors.gamesquare.com. We intend to post amendments to or waivers from our Code of Ethics (to the extent applicable to our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or controller, or persons performing similar functions) on our website at https://investors.gamesquare.com. The information on our website is not incorporated by reference into this report.

Insider Trading Policy and Hedging Transactions

The Company’s Insider Trading Policy prohibits any Insiders and their family members who share the same household, under all circumstances, from trading options for, or selling “short,” GameSquare securities or entering into hedging or monetization transactions or similar arrangements with respect to GameSquare’s securities. Insiders also may not hold GameSquare securities in a margin account nor pledge GameSquare securities as collateral for a loan.

Communication with the Board of Directors

Any stockholder communication with our Board of Directors or individual directors should be directed to GameSquare Holdings, Inc., c/o Corporate Secretary, 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034. The Corporate Secretary will forward these communications, as appropriate, directly to the director(s). The independent directors of the Board of Directors review and approve the stockholder communication process periodically in an effort to enable an effective method by which stockholders can communicate with the Board of Directors.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Board and Committee Meetings

Our Board of Directors and its committees meet throughout the year, hold special meetings as needed, and act by written consent from time to time. During fiscal year 2025, our Board of Directors held four meetings, and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she    served.

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The names of our director nominees and directors, their ages and certain other information about them are set forth below:

Name	Age	Position
Justin Kenna	41	President, Chief Executive Officer and Director (Chair)
Stuart Porter	60	Director
Thomas Walker	51	Director
Travis Goff	41	Director
Jeremi Gorman	48	Director
Paul Hamilton	55	Director

The following individuals previously served as members of the Company’s Board of Directors but are no longer directors. Nick Lewin was not nominated for reelection at the Company’s 2025 Annual Meeting. In addition, on December 31, 2025, the Company entered into a Separation Agreement with Lou Schwartz, pursuant to which Mr. Schwartz resigned from all positions with the Company, including as Chairman and member of the Board of Directors, effective as of such date.

The principal occupations and positions and directorships for at least the past five years of our directors and director nominees, as well as certain information regarding their individual experience, qualifications, attributes and skills that led our Board of Directors to conclude that they should serve on the Board of Directors, are described below. There are no family relationships among any of our directors or executive officers.

Justin Kenna has served as a member of our Board and as our Chief Executive Officer since January 2021. From January 2018 to December 2020, he served as the Chief Financial Officer of FaZe Clan Inc., a wholly-owned subsidiary of FaZe Holdings, Inc., where he led the development of new revenue opportunities and developed the company into one of the most valuable esports properties worldwide. Prior to that, he served as Director of Finance at Madison + Vine, and in various financial roles at Optimist Inc., JBWere, Deloitte and Ernst & Young. Mr. Kenna holds a Bachelor of Business (Accountancy) from the Royal Melbourne Institute of Technology. We believe Mr. Kenna is qualified to serve on the Board because of his extensive experience in the esports industry and his financial, strategy and operational expertise.

Stuart Porter has served as a member of our Board since April 2023. Mr. Porter founded Denham Capital in 2004 and serves as its Managing Partner as well as its Chief Executive Officer and Chief Investment Officer. Mr. Porter has served as a director of ChampionX Corporation, a Nasdaq-listed company focused on chemistry programs, drilling technology, and other technologies, since June 2020. Mr. Porter has over three decades of experience evaluating, investing and advising companies and has significant global experience, managing offices in London and Perth Australia for Denham Capital as well as deploying investment capital across more than 25 portfolio companies in Africa, Australasia, and North and South America. In Mr. Porter’s previous roles as a founding partner of Sowood Capital Management LP and Vice President and Portfolio Manager at Harvard Management Company, Inc., Bacon Investments, at J. Aron, a division of Goldman Sachs, and at Cargill Mr. Porter oversaw both trading and investment portfolios in energy in both the public and private sectors. Mr. Porter holds a B.A. from the University of Michigan and a M.B.A. from the University of Chicago Booth School of Business. We believe Mr. Porter is qualified to serve on the Board because his experience as a founder and as a private investor brings a unique and valuable perspective to the Board, and because of his significant experience in advising, overseeing and implementing business transformation, strategy development, innovation, talent development and operations in a global environment.

Thomas Walker has served as a member of our Board since September 2021. Mr. Walker has served as the Chief Financial Officer of the Dallas Cowboys Football Club and the Jones Family Office since April 2004, where he oversees the financial operations of the football organization and the diverse interests of the Jones Family Office. Prior to that, he served in various personal financial planning roles at KPMG LLP. Mr. Walker holds a B.S. in Finance and a M.S. in Accounting from Oklahoma State University. We believe Mr. Walker is qualified to serve on the Board because of his financial expertise and his experience managing diverse interests across a broad set of industries.

Travis Goff has served as a member of our Board since September 2021. Mr. Goff has served as President of Goff Capital, Inc. since March 2009, where he manages the company’s existing and prospective public and private investments. He currently serves as a director for various privately-held portfolio companies, including Canyon Ranch, since July 2023, Waterloo Solutions, since November 2021, Alto, since June 2021, Cascade Engineering Technologies, Inc., since September 2020, and ProbablyMonsters, Inc., since July 2019. He also served as a director of Wyreline Transformation, LLC, from September 2019 until its merger with API Perforating, LLC in January 2024. He also previously served as a board member of the Nasdaq-listed company Mid-Con Energy Partners, from June 2020 to January 2021. He also served an analyst at Morgan Stanley from 2007 to 2009. Mr. Goff received a B.A. in Economics from the University of Texas at Austin. We believe Mr. Goff is qualified to serve on the Board because of his extensive financial industry experience and his experience serving on boards of directors.

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Jeremi Gorman has served as a member of our Board since November 2022. From September 2022 to October 2023, Ms. Gorman previously served as President of Worldwide Advertising at Netflix, Inc., the Nasdaq-listed global internet streaming company. From November 2018 to September 2022, she served as Chief Business Officer of Snap Inc. (NYSE: SNAP), where she was responsible for revenue and customer operations across the company. Prior to that, Ms. Gorman was employed at Amazon.com, Inc., serving as Head of Global Field Advertising Sales from June 2018 to November 2018, as Head of Field Advertising Sales, U.S. from April 2015 to June 2018, and as Head of Entertainment Advertising Sales from 2012 to April 2015. Ms. Gorman has served as a director of Xperi Inc., a NYSE-listed entertainment technology company, since June 2024. Ms. Gorman also served on the board of directors of Samba TV, Inc., a privately held television data and omniscreen measurement company, from March 2021 to October 2022. Ms. Gorman holds a B.A. from the University of California, Los Angeles and an M.B.A. from Pennsylvania State University. We believe Ms. Gorman is qualified to serve on the Board because of her financial and executive leadership experience at public companies in the technology, entertainment and media industries.

Paul Hamilton has served as a member of our Board since March 2024. He previously served as a Director of FaZe Holdings, Inc. from July 2022 to March 2024. Mr. Hamilton has spent much of his career growing companies by developing comprehensive strategies that have led to financial profitability and providing restructuring and turnaround advisory services, including C-level interim management, for distressed companies in the gaming, hospitality, media and real estate industries. Additionally, Mr. Hamilton has participated in and led several portfolio workouts, capital-raising efforts and distressed asset acquisitions and liquidations, and has extensive experience in reorganization advisory services involving pre-bankruptcy strategic alternatives and planning, financial forecasting and analysis, business plan development, creditor and leaseholder communications and negotiations, cost reduction initiatives, identifying and stabilizing core operations and the analysis of asset sales, divestitures or shutdowns. Mr. Hamilton has served as Co-Owner and CEO of Atlanta Esports Ventures, which owns and operates two leading Esports teams, the Atlanta FaZe in the Call of Duty League and the Atlanta Reign in the Overwatch League, since 2018; as President and CEO of The Greenspun Corporation, a conglomerate with significant investment positions in print and electronic media publications, travel and tourism, real estate and gaming, since 2011. Mr. Hamilton also co-founded and has served as Principal of financial advisory firm Province, Inc., since 2007. Mr. Hamilton earned an M.B.A. from the Graziadio School of Business at Pepperdine University. We believe Mr. Hamilton is qualified to serve on the Board because of his past experience with FaZe Esports and in the financial industry.

Board Committees

Our Board of Directors has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee, each of which has the composition and the responsibilities described below. The Audit Committee, Compensation Committee, and Nominating and Governance Committee all operate under charters approved by our Board of Directors, which charters are available on our website at https://investors.gamesquare.com/governance. The Board of Directors from time to time may establish additional committees to address specific needs.

The following table sets forth (i) the three standing committees of the Board of Directors, (ii) the current members of each committee, and (iii) the number of meetings held by each committee in fiscal year 2025:

Name of Director	Audit	Compensation	Nominating and Governance
Justin Kenna
Stuart Porter		X	X
Thomas Walker	X		X
Travis Goff	X	X	X
Jeremi Gorman	X
Paul Hamilton
Number of Meetings Held during 2025	4	3	2

All directors are expected to attend our annual meeting of stockholders. All of the directors who were members of the Board at our 2025 annual stockholder meeting, attended such meeting.

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Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists the Board of Directors in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

●	overseeing the financial reporting process;

●	meeting with our external auditors regarding audit results;

●	engaging and ensuring independence of our outside audit firm; and

●	reviewing the effectiveness of the Company’s internal controls.

The members of our Audit Committee are Thomas Walker, Travis Goff and Jeremi Gorman. Thomas Walker serves as our Audit Committee chair. Our Board of Directors has determined that each member of our Audit Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market. We believe that the composition of our Audit Committee meets the requirements for independence under, and the functioning of our Audit Committee complies with, all applicable requirements of The Nasdaq Stock Market and SEC rules and regulations. In addition, our Board of Directors has determined that Thomas Walker qualifies as an “Audit Committee financial expert” within the meaning of applicable regulations of the Securities and Exchange Commission, promulgated pursuant to the Sarbanes-Oxley Act of 2002.

Compensation Committee

Our Compensation Committee oversees our corporate compensation policies, plans and programs. Our Compensation Committee is responsible for, among other things:

●	in consultation with senior management, establishing GameSquare’s general compensation philosophy, and overseeing the development and implementation of compensation programs;

●	reviewing and approving the compensation of the Chief Executive Officer;

●	in consultation with the Chief Executive Officer, reviewing compensation programs applicable to the senior management of the Company;

●	making recommendations to the Board with respect to GameSquare’s incentive compensation plans and equity-based plans, the activities of the individuals and committees responsible for administering these plans, and discharging any responsibilities imposed on the Compensation Committee by any of these plans; and

●	annually reviewing directors’ compensation and recommending any changes to the Board for consideration.

The members of our Compensation Committee are Travis Goff and Stuart Porter. Travis Goff serves as our Compensation Committee chair. Our Board of Directors has determined that each member of our Compensation Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market. We believe that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, all applicable requirements of The Nasdaq Stock Market and SEC rules and regulations.

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Nominating and Governance Committee

Our Nominating and Governance Committee oversees and assists our Board of Directors in reviewing and recommending corporate governance policies and nominees for election to our Board of Directors. Our Nominating and Corporate Governance Committee is responsible for, among other things:

●	identifying, screening and recommending qualified candidates to serve as directors of the Company; and

●	maintaining oversight of the Board’s and the Company’s governance functions and effectiveness.

The members of our Nominating and Corporate Governance Committee are Tom Walker, Travis Goff, and Stuart Porter. Stuart Porter serves as our Nominating and Corporate Governance Committee chair. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent within the meaning of the independent director guidelines of The Nasdaq Stock Market.

Director Compensation

The following table sets forth information concerning compensation paid or earned for services rendered to us by the members of our Board of Directors for the fiscal year ended December 31, 2025. Compensation paid to Justin Kenna and Louis Schwartz is included in the section entitled, “Executive Compensation” and excluded from the table below:

Name	Fees earned ($)	Share- Based Awards ($)	Option- Based awards ($)	Non-equity incentive plan compensation ($)	Pension Value ($)	All other compensation ($)	Total ($)
Thomas Walker	-	76,350	-	-	-	-	76,350
Travis Goff	-	101,800	-	-	-	-	101,800
Jeremi Gorman	-	50,900	-	-	-	-	50,900
Stuart Porter	-	76,350	-	-	-	-	76,350
Paul Hamilton	-	50,900	-	-	-	-	50,900
Nick Lewin		50,900					50,900

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PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will be asked to elect two (2) members of our Board of Directors. Under our Bylaws, the Board may determine by resolution the number of directors that the Company will have from time to time. The size of the Board is currently set at six persons.

Our Certificate of Incorporation provides for a classified Board of Directors, divided into three classes, with each class serving a staggered three-year term. As a result, stockholders generally elect approximately one-third of our Board each year. Two of our current directors, Justin Kenna and Stuart Porter, are serving a term that expires at the 2026 Annual Meeting.

Upon the recommendation of our Nominating and Governance Committee, we are nominating Justin Kenna and Stuart Porter for election as a Class II director at the Annual Meeting. Under our current Certificate of Incorporation, if elected, Justin Kenna and Stuart Porter will hold office for a three-year term until the annual meeting of stockholders to be held in 2029 and until their successors are elected and qualified or until their early resignation, removal or death. If the Merger Agreement (Proposal 4) is approved, the Company’s new Restated Certificate of Incorporation will eliminate the classified structure and provide for the annual election of all directors for one-year terms, beginning at the 2027 Annual Meeting of Stockholders.

Nick Lewin was not nominated for reelection at the Company’s 2025 Annual Meeting. In addition, on December 31, 2025, the Company entered into a Separation Agreement with Lou Schwartz, pursuant to which Mr. Schwartz resigned from all positions with the Company, including as Chairman and as a member of the Board of Directors, effective as of that date. As a result of Mr. Lewin’s non-re-nomination and Mr. Schwartz’s resignation, the Board of Directors currently consists of six directors.

Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our Company.

Please refer to “Board of Directors and Committees of the Board” section above for the nominees’ biographies. The following table sets forth the names, ages, and certain other information for each of our directors and director nominees:

Name	Age	Positions with the Company	Director Since
Class I Directors
Thomas Walker	51	Director	September 2021
Travis Goff	41	Director	September 2021

Class II Directors
Justin Kenna	41	Chief Executive Officer and Director	January 2021
Stuart Porter	60	Director	April 2023

Class III Directors
Jeremi Gorman	48	Director	November 2022
Paul Hamilton	55	Director	March 2024

There is no family relationship among any of the nominees, directors and/or any of our executive officers. Our executive officers serve at the discretion of the Board of Directors. Further information about our directors, is provided in the “Board of Directors and Committees of the Board” section above. Shares of stock represented by executed, but unmarked, proxies will be voted in favor of the election of both nominees; provided that, if you hold your shares of our stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the nominees unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote in such manner.

With respect to Proposal 1, you may vote FOR or AGAINST any of the nominees for election as a director, or you may ABSTAIN from voting on any nominee. The election of directors requires a plurality of votes cast to be approved. “Plurality” means that the nominees who receive the largest number of FOR votes are elected as directors. As a result, any shares not voted FOR a particular nominee (whether as a result of a vote AGAINST, a stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” BOTH CLASS II NOMINEES TO SERVE AS OUR DIRECTORS

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PROPOSAL 2:  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Kreston GTA, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2026 and recommends that stockholders vote in favor of the ratification of such appointment. Kreston GTA was our independent registered public accounting firm for the fiscal year ended December 31, 2025.

Stockholder ratification of the appointment of Kreston GTA as our independent registered public accounting firm is not required by our Bylaws or otherwise. The Board of Directors, however, is submitting the appointment of Kreston GTA to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee and the Board of Directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Kreston GTA representatives are expected to attend the Annual Meeting virtually. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Vote Required

Ratification of the appointment of Kreston GTA as our independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative “FOR” vote of a majority of the shares present, represented, and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal. Shares of stock represented by executed, but unmarked, proxies will be voted in favor of the approval of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE RATIFICATION OF THE APPOINTMENT OF KRESTON GTA

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AUDITOR SERVICES AND FEES

Policy on Audit Committee’s Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the SEC and the PCAOB regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation, retaining and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm to the Company. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of our Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit and case-by-case basis before the independent auditor is engaged to provide each service. The below auditor fees for audit and non-audit services were pre-approved.

Auditor Fees

The following table presents fees for professional audit services rendered by Kreston GTA, our independent auditors, for the fiscal years ended December 31, 2025 and December 31, 2024, respectively:

	Fiscal Year Ended December 31,
	2025	2024
Audit fees(1)	$702,781	$589,625
Audit-related fees	-	-
Tax fees	-	-

Total fees	$702,781	$589,625

(1)	Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K for the fiscal years ended December 31, 2025 and December 31, 2024, review of the interim consolidated financial statements included in our Quarterly Reports and services normally provided in connection with regulatory filings.

All of the services provided by Kreston GTA for the fiscal years ended December 31, 2025 and December 31, 2024, respectively, described above were pre-approved by our Audit Committee or our Board. Our Audit Committee determined that the rendering of services other than audit services by Kreston GTA were compatible with maintaining the principal accountant’s independence.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Exchange Act to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Executive Compensation” section of this proxy statement.

The last advisory vote of stockholders on the frequency of future advisory votes on executive compensation was held at the Company’s 2024 Annual Meeting of Stockholders.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Executive Compensation” section of this proxy statement discloses information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in such section when evaluating our approach to compensating our named executive officers.

Our Board of Directors and the Compensation Committee of our Board of Directors monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals we need to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has structured executive compensation in accordance with the following considerations (among others):

●	the Compensation paid to executive officers in comparable organizations;
●	the Company’s performance and relative stockholder return;
●	the competitive marketplace for persons with similar skills and attributes;
●	the Compensation paid to each executive officer in prior years; and
●	the Committee’s assessment of each executive officer’s current and expected contribution to the Company’s success.

The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executive officers with the interests of our stockholders. Please refer to the “Executive Compensation” section of this proxy statement for a discussion of our Company’s executive compensation practices and philosophy and the actual compensation provided to our named executive officers.

The vote on the compensation of our named executive officers is advisory and not binding on us, our Board of Directors or the Compensation Committee. The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Consequently, broker non-votes will have no effect on approval of the resolution. Shares of stock represented by executed, but unmarked, proxies will be voted in favor of the approval of the compensation of our named executive officers as disclosed in this proxy statement; provided that, if you hold your shares of our stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the compensation of our named executive officers unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote in such manner. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, our Board of Directors and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 4: Vote to approve a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements TO AMEND THE CERTIFICATE OF INCORPORATION, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes

Overview

The Board of Directors has approved and is recommending that the stockholders of the Company approve a merger agreement with the Company’s newly formed, wholly owned subsidiary, GameSquare Merger Sub 3, Inc. (the “Merger Agreement”) for the purpose of restating our Certificate of Incorporation (the “Certificate of Incorporation”) in order to increase the authorized shares, eliminate supermajority voting provisions to amend the Certificate of Incorporation of the Company, declassify the Board of Directors, and other non-material changes. This means that by voting in favor of the Merger, stockholders will also be voting in favor of all of the changes contained in the new Certificate of Incorporation, including, among other things, the elimination of supermajority voting requirements to amend the Certificate of Incorporation, an increase in authorized shares, the declassification of our Board of Directors, and other governance-related revisions.

Amendments to charters, such as the one contemplated in this Proposal 4, are subject to litigation risk. For example, stockholders of the Company could bring an action to reverse or delay the implementation of Proposal 4. The Company does not presently have any reason to believe that such an action will be brought in connection with this Proposal 4.

Plan of Merger

The Company will be merged with and into GameSquare Merger Sub 3, Inc. pursuant to the form of Agreement and Plan of Merger by and between GameSquare Holdings, Inc. and GameSquare Merger Sub 3, Inc., which is attached as Appendix A to this Proxy Statement. Upon the completion of the merger, the Company will be the surviving corporation. GameSquare Merger Sub 3, Inc.’s Certificate of Incorporation will be the Certificate of Incorporation of the surviving corporation (the “Restated Certificate of Incorporation”). The Company’s Bylaws will remain the Bylaws of the surviving corporation. GameSquare Merger Sub 3, Inc.’s form of Certificate of Incorporation is attached as Appendix B to this Proxy Statement.

Delaware General Corporation Law generally does not provide appraisal rights for stockholders in the case of a merger where the shares of a company’s common stock are listed on a national securities exchange. The Company’s common stock is listed on the Nasdaq stock market, therefore the merger will not give rise to any appraisal rights for the Company’s stockholders.

The discussion contained in this Proxy Statement regarding this Proposal 4 is qualified in its entirety by reference to Appendix A and Appendix B to this Proxy Statement, which should be read in their entirety.

Elimination of Supermajority Voting Provisions

Currently, the affirmative vote of the holders of at least two-thirds of the voting power of all the then-outstanding shares of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class is required to amend or repeal the following sections of the Company’s Certificate of Incorporation:

●	Article IV (Capital Stock);

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●	Article V (Board of Directors);

●	Article VII (Amendment of the Certificate of Incorporation and Bylaws); and

●	Article VIII (Limitation of Director Liability and Indemnification);

If the Merger Agreement is approved by stockholders, the Restated Certificate of Incorporation, which will become the Certificate of Incorporation of the Company upon completion of the merger, will not include the supermajority vote requirements set forth in Article VII to amend the Certificate of Incorporation. Under the Restated Certificate of Incorporation, the vote requirement for stockholders to amend the Company’s Certificate of Incorporation will revert to the default standard under Delaware General Corporation Law - a majority of the shares outstanding and entitled to vote on the matter.

Increase in Authorized Shares

The Company’s Certificate of Incorporation currently authorizes us to issue up to 100,000,000 shares of common stock and 50,000,000 shares of Preferred Stock, which we believe is inadequate to provide us with the flexibility necessary to respond to future needs and opportunities. As of the Record Date, we had a total of approximately 93,470,215 shares of common stock and 5,003,433 shares of Preferred Stock outstanding, and approximately 6,529,785 additional shares of common stock reserved for issuance.

If the Merger Agreement is approved by stockholders, the Restated Certificate of Incorporation, which will become the Certificate of Incorporation of the Company upon completion of the merger, will increase the number of authorized shares of common stock to 500,000,000. The authorized Preferred Stock will remain at 50,000,000.

Declassification of the Board of Directors

The Board has approved the Certificate of Incorporation of GameSquare Merger Sub 3, Inc., which will become the Certificate of Incorporation of the Company as the surviving company in the merger (the “Restated Certificate of Incorporation”). Paragraph A of ARTICLE SIXTH of the Restated Certificate of Incorporation eliminates the classified structure and provides for the annual election of all directors for one-year terms, beginning at the 2027 Annual Meeting of Stockholders.

In addition, Delaware law provides that directors serving on boards that are not classified may be removed with or without cause, whereas currently directors can be removed only for cause. Consistent with Delaware law, the Restated Certificate of Incorporation would permit stockholders to remove directors elected after the Board is declassified with or without cause. Directors elected while the Board was still classified, that is through the 2027 Annual Meeting, would continue to be removable only for cause.

If the Company’s stockholders do not approve the Merger Agreement (Proposal 4), the Board will remain classified, with each class of directors serving for three-year staggered terms.

Reasons for the Proposal

In evaluating whether to declassify the Board, the Board considered that the general purposes of the classified board are to promote stability and continuity in the work of the Board, enhance the independence of non-management directors, and provide the Board with a greater opportunity to protect the interests of stockholders in the event of an unsolicited takeover offer. The Board also considered the corporate governance trend towards annual election of directors, as well as the view of many corporate governance experts and institutional stockholders that a classified board has the effect of insulating directors from a corporation’s stockholders.

The Board of Directors originally determined that supermajority voting provisions could promote corporate governance stability and help ensure broad stockholder support for certain fundamental corporate actions. While the Board of Directors continues to believe that these are important benefits, the Board also considered that eliminating the supermajority voting requirements may better align our governance with governance practices supported by the investor community, who generally view a majority vote as sufficient for stockholder approval of amendments to governing documents. The Board of Directors has carefully considered the advantages and disadvantages of the supermajority voting provisions in the Certificate of Incorporation and has determined that it is now advisable and in the best interests of the Company and its stockholders to amend the Certificate of Incorporation to eliminate the existing supermajority voting provisions.

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The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including stock splits or dividends, the consummation of common stock-based financings, acquisition or strategic transactions involving the issuance of common stock or preferred stock, issuances of common stock or preferred stock under our Omnibus Plan or any new equity compensation plans that we may adopt in the future and issuances of common stock for other general corporate purposes that the Board of Directors may deem advisable.

Treatment of Common Stock

At and after the effective time of the merger to restate our Certificate of Incorporation, each share of the Company’s common stock issued and outstanding immediately prior to the effective time will remain an issued and outstanding share of common stock of the Company and will not be affected by the merger.

Each share of GameSquare Merger Sub 3, Inc. common stock that is issued and outstanding immediately prior to the effective time of the merger will, as a result of the merger, automatically be cancelled and retired for no consideration and will cease to exist.

Treatment of Preferred Stock

At the effective time of the merger to restate our Certificate of Incorporation, each share of the Company’s preferred stock issued and outstanding immediately prior to the effective time will convert pursuant to their own terms upon the merger.

Each outstanding share of Series A-1 Preferred Stock (including any fraction of a share) held by stockholders shall, by virtue of the merger, automatically convert, at the effective time of the merger, into 1,000 shares of fully paid and non-assessable shares of common stock (including any fraction of a share) of GameSquare pursuant to the terms of the Certificate of Designation of Series A-1 Convertible Preferred Stock. Each outstanding share of Series A-2 Preferred Stock (including any fraction of a share) held by stockholders shall, by virtue of the merger, automatically convert, at the effective time of the merger, into an aggregate number of shares of common stock (including any fraction of a share) of GameSquare as determined in accordance with the terms of the Certificate of Designation of Series A-2 Convertible Preferred Stock.

Vote Required

For the Merger Agreement to become effective it must receive the affirmative vote of at least a majority of the voting power of all outstanding shares of stock of the Company. Broker non-votes and abstentions will have the same effect as votes against the Merger Agreement.

Effect of Not Obtaining the Required Vote for Approval

If the Merger Agreement is not approved by the Company’s stockholders, the merger will not be consummated, and the Company’s Certificate of Incorporation will remain in effect.

Anticipated Effective Time

If the Merger Agreement is approved by the Company’s stockholders, it is anticipated that the Company will file the necessary documents with the Delaware Secretary of State to complete the merger to restate our Certificate of Incorporation as soon thereafter as is practicable.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” the approval of a merger agreement with the Company’s wholly owned subsidiary for the purpose of restating the Certificate of Incorporation to, among other things, eliminate supermajority voting requirements TO AMEND THE CERTIFICATE OF INCORPORATION, increase the number of authorized shares, declassify the Board of Directors, and implement other non-material specified changes

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

To avoid conflicts of interest, on an ongoing basis, the Company’s Audit Committee reviews, approves and oversees all material contracts entered between the Company and any of its subsidiaries and any officer, director, insider or related party and may employ outside accountant, attorneys and other advisors in assisting in its review of such matters. The Audit Committee also ensures that appropriate disclosure is made with respect to any related party transactions that are entered.

Related Party Transactions

Promissory Note with Significant Investor

On March 25, 2025, the Company entered into a secured promissory note with Blue & Silver Ventures, Ltd. The principal amount of $2 million under the promissory note was payable on demand and no later than July 1, 2025. The promissory note bore interest at a rate of ten percent (10%) per annum, with a default interest rate of fifteen percent (15%) per annum, and was payable on demand no later than July 1, 2025 with the principal amount. The Company, at its option, could prepay the promissory note, in whole or in part, without a prepayment penalty of any kind.

In connection with the promissory note, the Company entered into a security agreement, by and between the Company and Blue & Silver Ventures, Ltd. to provide a security interest in the assets of the Company to Blue & Silver Ventures, Ltd. in order to secure the obligations underlying the promissory note. In July 2025, the Company paid $2.1 million, principal and accrued interest, to pay the promissory note in full.

Convertible Debenture with a Director of the Company as Counterparty

On September 1, 2022, Engine extended convertible debentures that were due to expire in October and November 2022 with an aggregate principal amount of $1.3 million. Key terms included (a) a maturity date of August 31, 2025, (b) an interest rate of 7% (interest to be paid in full at maturity) and (c) a conversion price of $4.40. The convertible debenture was beneficially held by Stu Porter, a director of the Company. The convertible debenture matured in the third quarter of 2025. The participation of a director in the original issuance of the convertible debenture constitutes a related party transaction.

Indemnification Agreements

Our certificate of incorporation and Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. These indemnification obligations may require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Employment Arrangements

We have entered into employment agreements with certain of our executive officers. For more information regarding the agreements with our named executive officers, see “Executive Compensation.”

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 23, 2026 with respect to the beneficial ownership of our common stock by (i) each person we believe beneficially holds more than 5% of the outstanding shares of our common stock based solely on our review of SEC filings or information provided to us by such person; (ii) each director and nominee; (iii) each named executive officer listed in the table entitled, “Summary Compensation Table” under the section entitled, “Executive Compensation”; and (iv) all directors and executive officers as a group. As of April 23, 2026, 93,470,215 shares of our common stock were issued and outstanding . Unless otherwise indicated, all persons named as beneficial owners of our common stock have sole voting power and sole investment power with respect to the shares indicated as beneficially owned. Unless otherwise noted below, the address of each stockholder listed on the table is c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Name and Address of Beneficial Owner(1)	Number of Common Shares	Percentage of Class	Number of Series A-2 Preferred Shares	Percentage of Class	% of Combined Total Voting Power **
5% Holders
Entities affiliated with John Goff(2)	6,342,653	6.7%	-	-	5.6%
Entities affiliated with Blue & Silver Ventures, Ltd.(3)	8,452,646	9.0%	-	-	7.4%
Branded Entertainment Network Holdings, LLC(10)			5,000,000	100%	17.1%
Directors, Director Nominees and Named Executive Officers				-
Justin Kenna(4)	1,908,568	2.0%	-	-	1.7%
Travis Goff(5)	387,135	*	-	-	*
Jeremi Gorman(9)	297,208	*	-	-	*
Stuart Porter(6)	1,531,183	1.6%	-	-	1.4%
Tom Walker	-	*	-	-	*
Paul Hamilton(7)	664,273	*	-	-	*
Michael Munoz(8)	75,705	*	-	-	*
All Company directors and current executive officers as a group (7 individuals)	4,864,072	5.2%	-	-	4.3%

*	Less than one percent

**	Percentage of combined total voting power represents the voting power with respect to all shares of our common stock and Series A-2 Preferred Stock, as a single class. The holders of our common stock are entitled to one vote per share and holders of our Series A Preferred Stock are entitled to 3.86 votes per share.

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(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335, Frisco, Texas, USA, 75034.

(2)	Includes: (i) 4,316,547 shares held directly by Goff Jones Strategic Partners LLC (“Goff Jones”); (ii) 647,482 shares issuable pursuant to the exercise of PIPE Warrants held by Goff Jones; (iii) 1,157,397 shares held by JCG 2016 Holdings, LP (“JCG Holdings”); and (iv) 221,227 shares held by Goff Family Investments, LP (“Family Investments”). Goff Capital, Inc. (“Goff Capital”), as general partner to Family Investments, may be deemed to beneficially own the securities held of record by Family Investments. John C. Goff is the Chief Executive Officer of Goff Capital. JCG Holdings exercises shared voting and dispositive control over the share held by Goff Jones and may be deemed to beneficially own the securities held of record by Goff Jones. JCG 2016 Management, LLC (“Holdings GP”), as general partner to JCG Holdings, may be deemed to beneficially own the securities held of record by JCG Holdings and Goff Jones. John C. Goff 2010 Family Trust (“Goff Family Trust”) is the sole shareholder of Goff Capital and Holdings GP and may be deemed to beneficially own the securities held of record by JCG Holdings, Family Investments and Goff Jones. John C. Goff is the sole trustee of Goff Family Trust, which is the sole shareholder of Goff Capital and Holdings GP, and consequently, he may be deemed to beneficially own the securities held of record by JCG Holdings, Family Investments, and Goff Jones. This information is as of March 11, 2024, and is based solely on information set forth in Schedule 13D/A filed with the SEC on March 14, 2024 by John C. Goff. The address for Goff Jones, JCG Holdings, Family Investments, Goff Capital, Holdings GP, Goff Family Trust and John C. Goff is 3230 Camp Bowie Blvd. Suite 800, Fort Worth, TX 76107.

(3)	Includes (i) 4,316,547 shares held directly by Goff Jones Strategic Partners LLC (“Goff Jones”); (ii) 647,482 shares issuable pursuant to the exercise of PIPE Warrants held by Goff Jones; (iii) 3,359,371 shares held by Blue & Silver Ventures, Ltd. and (iv) 129,246 shares issuable upon outstanding warrants exercisable within 60 days of April 23, 2026 held by Blue & Silver Ventures, Ltd.

(4)	Includes (i) 115,321 shares held directly by Mr. Kenna; (ii) 1,661,936 shares held by Kenna Holdings Inc.; and (iii) 131,311 shares issuable upon outstanding stock options exercisable within 60 days of April 23, 2026 held by Mr. Kenna.

(5)	Includes (i) 250,429 shares held directly by Travis Goff, (ii) 5,395 shares of common stock underlying outstanding warrants that are exercisable within 60 days of April 23, 2026 held by Travis Goff and (iii) 131,311 shares issuable upon outstanding stock options exercisable within 60 days of April 23, 2026 held by Travis Goff.

(6)	Includes (i) 1,049,357 shares held directly by Mr. Porter, (ii) 107,914 shares of common stock underlying outstanding warrants that are exercisable within 60 days of April 23, 2026 held by Mr. Porter, (iii) 148,933 shares issuable upon outstanding stock options exercisable within 60 days of April 23, 2026 held by Mr. Porter, (iv) 8,313 shares of common stock underlying outstanding restricted stock awards that are exercisable within 60 days of April 23, 2026 held by Mr. Porter, and (v) 216,666 shares held indirectly by Mr. Porter through Three Curve Capital LP.

(7)	Includes (i) 503,003 shares held by AEV Esports, LLC, (ii) 100,000 shares held by Mr. Hamilton, and (iii) 61,270 shares issuable upon outstanding stock options exercisable within 60 days of April 23, 2026 held by Mr. Hamilton. Mr. Hamilton is the President and Chief Executive Officer of AEV Esports, LLC, and may be deemed to share voting and dispositive control over the shares held by AEV Esports, LLC.

(8)	Includes (i) 43,423 shares held directly by Mr. Munoz and (ii) 32,282 shares issuable upon outstanding RSUs exercisable within 60 days of April 23, 2026 held by Mr. Munoz.

(9)	Includes (i) 165,897 shares held directly by Ms. Gorman, and (ii) 131,311 shares issuable upon outstanding stock options exercisable within 60 days of April 23, 2026 held by Ms. Gorman.

(10)	In connection with the acquisition of TubeBuddy assets, on February 20, 2026, the Company filed the Certificate of Designation of Series A-2 Convertible Preferred Stock with the Secretary of State of Delaware, which designated 5,000,000 shares of Series A-2 Preferred Stock. Each share of Series A-2 Preferred Stock is entitled to vote with the holders of the common stock, voting together as a single class, with respect to any matters presented to the stockholders of the Company. Each share of Series A-2 Preferred Stock is entitled to a number of votes equal to 3.86 shares of common stock (subject to standard adjustments for reverse and forward stock splits and similar transactions), provided, that in no event shall the aggregate voting power of all the outstanding shares of Series A-2 Preferred Stock exceed the number of votes that is equal to the lesser of (i) 19.99% of the total outstanding shares of common stock as of immediately prior to the date of issuance or (ii) 19.99% of the then-outstanding outstanding shares of common stock as of any date on or after the date of issuance. In connection with the transaction, BEN Group, Inc. agreed to vote its shares, and that any transferee of its shares would vote their shares, of Series A-2 Preferred Stock in favor of increasing the number of authorized shares of common stock of the Company, and has granted the Company a proxy with respect to such shares in connection with Proposal 4. BEN Group, Inc. transferred its shares of Series A-2 Preferred Stock to Branded Entertainment Network Holdings, LLC. As of April 23, 2026, the Company had 93,470,215 shares of its common stock issued and outstanding. As such, the 5,000,000 shares of Series A-2 Preferred Stock shall be entitled to a number of votes equal to 3.86 times 5,000,000 or 19,300,000.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports (typically, Forms 3, 4, and/or 5) regarding their ownership and changes in ownership of the Company’s securities. Based solely on a review of Forms 3, 4, and 5 and amendments thereto filed with the SEC, we believe that during the fiscal year ended December 31, 2025, the Company’s directors, officers and 10% stockholders have complied with all applicable Section 16(a) filing requirements, with the exception of a Form 4 not timely filed by Stuart Porter on December 9, 2025, two Form 4s not timely filed by Jeremi Gorman, but subsequently reported on a single Form 4 filed on April 24, 2026, and a Form 4 not timely filed by Blue & Silver Ventures, Ltd. on December 9, 2025.

EXECUTIVE OFFICERS

Biographical data for our current executive officers is set forth below, except Mr. Kenna’s biography, which is included under the heading, “Board of Directors and Committees of the Board” above.

Executive Officers

Michael Munoz, age 42, has served as our Chief Financial Officer since April 2023. Prior to that, he was the Chief Financial Officer of Engine Gaming and Media, Inc. (“Engine”), from May 2020 to April 2023. Mr. Munoz served various roles for Frankly Inc., including as its Chief Financial Officer from April 2018 until its merger with Engine in May 2020, its Controller, from January 2016 to April 2018, and as Assistant Controller from September 2015 to December 2015. Mr. Munoz previously worked as an auditor for seven years at Grant Thornton LLP, including as Audit Manager and Audit Senior Associate. Mr. Munoz is a CPA and holds a B.S. and a M.S.A. from Long Island University.

Amaree Tanawong,  age 45, has served as our Chief Operating Officer since February 2026. Ms. Tanawong has nearly two decades of experience leading strategy, finance, and operations across high-growth and dynamic media and technology organizations. She previously served as Vice President, Strategic Finance and Operations at Meow Wolf Inc., a leading immersive arts company, from October 2023 to January 2026, where she led strategic planning and drove operational discipline as the company expanded its brand through new exhibitions. From April 2019 to September 2023, Ms. Tanawong served at YouTube as Director of Strategy and Operations of YouTube BrandConnect, where she led global expansion and strategy efforts for the company’s influencer marketing platform. Prior to that, she served in various leadership and strategy-making roles including as Director of Business Operations and Monetization at Yahoo.

EXECUTIVE COMPENSATION

Compensation Committee Report

The following report of the Compensation Committee shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into such filing.

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Members of the Compensation Committee
Travis Goff (Chair) and Stuart Porter

Executive Compensation

The following is a discussion and analysis of compensation arrangements of our named executive officers (NEOs). This discussion contains forward looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As a smaller reporting company, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

We seek to ensure that the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for fiscal year 2025 were as follows, who are comprised of (1) our principal executive officer in fiscal year 2025, and (2) our next two most highly compensated executive officers who were serving as executive officers in fiscal year 2025:

●	Justin Kenna, our Chief Executive Officer and Director;

●	Louis Schwartz, our former President and Director (Chairman); and

●	Michael Munoz, our Chief Financial Officer.

The process for determining executive compensation is relatively informal, in view of the size and stage of the Company and its operations. Executive officers are involved in the process and make recommendations to the Board which considers and decides whether to approve the discretionary components (e.g., cash bonuses, stock options and RSUs) of the annual compensation of senior management (other than the Chief Executive Officer). Except as otherwise described below, the Company does not maintain specific performance goals or use benchmarks in determining the compensation of executive officers. The Board may at its discretion award either a cash bonus, stock options or RSUs for high achievement or for accomplishments that the Board deem as worthy of recognition.

Compensation for the NEOs is composed primarily of three components: base fees, performance bonuses and stock-based compensation. In establishing the levels of base fees, performance bonuses and the awards of stock options and RSUs, the Board takes into consideration a variety of factors, including the financial and operating performance of the Company, and each NEO’s individual performance and contribution towards meeting corporate objectives, responsibilities and length of service.

Approach

While we do not have a formal compensation policy, the general objectives of our executive compensation are to:

●	attract, retain and motivate executives critical to our success;
●	link the interests of management with those of our stockholders; and
●	provide rewards, through discretionary bonuses, for outstanding corporate and individual performance.

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The following principles guide our overall compensation philosophy:

●	compensation is determined on an individual basis by the need to attract and retain talented, entrepreneurial, high achievers;
●	an appropriate portion of total compensation is variable and linked to achievements, both individual and corporate; and
●	all compensation and compensation objectives shall be fully and plainly disclosed.

The Board is responsible for ensuring the application of the compensation policy is appropriately aligned to support its stated objectives and encourage the appropriate management behaviors, while avoiding excessive risk-taking by executive officers. The Board believes that the compensation paid to each NEO during the last financial year was commensurate with each NEO’s position, experience and performance.

Compensation Risk Oversight and Assessment

In light of our size and the balance between long-term objectives and short-term financial goals with respect to our executive compensation program, the Board does not presently deem it necessary to consider the implications of the risks associated with its compensation policies and practices.

Financial Instruments

All employees, including NEOs and Directors, are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars, or units of exchange funds) that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or Director.

Components of Compensation

Base Fees

Base fees form an essential component of our compensation mix as they are the first base measure to remain competitive relative to industry compensation practices, are fixed and therefore not subject to uncertainty, and can be used as the base to determine other elements of compensation and benefits. In determining the base fees of executive officers, the Board considers the following:

●	the recommendations of the President and Chief Executive Officer of the Company (other than with respect to the compensation of the President and Chief Executive Officer);
●	the particular responsibilities related to the position;
●	the experience, expertise and level of the executive officer;
●	what the Board members believe is industry practice;
●	the executive officer’s length of service to us; and
●	the executive officer’s level of responsibilities and overall performance based on informal feedback.

There is no mandatory framework that determines which of these factors may be more or less important and the emphasis placed on any of these factors is at the discretion of the Board and may vary among the executive officers. The determination of base fees relies principally on negotiations between the respective NEO and the Company and is therefore heavily discretionary. In respect of the base fees paid to the President and Chief Executive Officer, the Board also broadly considers the performance of the President and Chief Executive Officer against the Company’s performance in the previous year.

Bonus Payments

Our cash bonus awards are designed to reward an executive for the direct contribution which he or she can make to the Company. NEOs are entitled to receive discretionary bonuses from time to time as determined or approved by the Board, upon the recommendation of the Chief Executive Officer. We do not currently prescribe a set of formal objective measures to determine discretionary bonus entitlements. Rather we use informal goals which may include an assessment of an individual’s current and expected future performance, level of responsibilities and the importance of his/her position and contribution to the Company. Precise goals or milestones are not pre-set by the Board. The performance-based bonuses paid to the NEOs during the financial years ended December 31, 2025 and 2024 are listed in the summary compensation table.

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Long-term Incentives, RSUs and Options

The Board believes that granting stock options and RSUs to key personnel encourages retention and more closely aligns the interests of such key personnel with the interests of our stockholders while at the same time not drawing on the limited cash resources of the Company.

We do not utilize a set of formal objective measures to determine long-term incentive entitlements, rather, long-term incentive grants, such as stock options and RSUs, to NEOs are determined in a discretionary manner on a case-by-case basis but having consideration to the number of options or RSUs previously granted. There are no other specific quantitative or qualitative measures associated with option and RSU grants and no specific weights are assigned to any criteria individually; rather, the performance of the Company is broadly considered as a whole when determining the stock-based compensation (if any) to be granted and we do not focus on any particular performance metric.

We have adopted the Stock Option Plan and RSU Plan. The Stock Option Plan was approved by our stockholders at the annual and special meeting in March 2023 and further amended on March 7, 2024, when the Company adopted the amended and restated Omnibus equity incentive plan (“Omnibus Plan”).

The Omnibus Plan is considered a “rolling” or “evergreen” plan since the Company will be authorized to grant stock options and restricted share units (“RSU”s) of up to 20% of its issued and outstanding common shares as of January 1 each year, from time to time, with no vesting provisions and after taking into account any stock options or RSUs outstanding. The number of options and RSUs available to grant increases as the number of issued and outstanding common shares increases. As of January 1, 2025, the number of stock options and RSUs available to grant amounted to 6,527,199 common shares, being 20% of the outstanding common shares as of January 1, 2025. On January 1, 2026, the number of stock options and RSUs available to grant amounted to 19,613,350 common shares, being 20% of the outstanding common shares on January 1, 2026.

Options may be exercisable over periods of up to 10 years as determined by the Board of Directors of the Company. The Option price for shares that are the subject of any Option shall be fixed by the Board when such Option is granted but shall not be less than the market value of such shares at the time of grant.

The Omnibus Plan allows the Company to award restricted share units to directors, officers, employees and consultants of the Company and its subsidiaries upon such conditions as the Board may establish, including the attainment of performance goals recommended by the Company’s compensation committee. The purchase price for common shares of the Company issuable under each RSU award, if any, shall be established by the Board at its discretion. common shares issued pursuant to any RSU award may be made subject to vesting conditions based upon the satisfaction of service requirements, conditions, restrictions, time periods or performance goals established by the board.

The Omnibus Plan contains an evergreen formula that results in an automatic annual increase to the number of securities issuable under the Company’s Omnibus Plan to an amount equal to no more than 20% of the total outstanding shares of common stock.

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Executive Employment Agreements

On January 16, 2026, the Company and Justin Kenna entered into an amended and restated employment agreement, effective January 1, 2026 (the “Employment Agreement”), which supersedes Mr. Kenna’s prior employment agreement with the Company, dated July 7, 2023. The Employment Agreement provides that Mr. Kenna will serve as Chief Executive Officer and President, reporting to the Board, for a term of three years beginning January 1, 2026, with automatic one-year renewals unless either party provides at least 120 days’ written notice of non-renewal prior to the expiration of the then-current term. Mr. Kenna will receive an initial annual base salary of $660,000, with automatic annual increases of 3.5% effective as of the second and third anniversary of the effective date of the Employment Agreement, unless the Board provides timely notice to the contrary. He is also eligible to participate in the Company’s annual bonus plan, with a target bonus opportunity of up to $400,000 per year, based on the achievement of performance metrics established by the Board. In addition, Mr. Kenna will receive a one-time grant of 500,000 RSUs under the Company’s 2024 Stock Incentive Plan (the “Plan”), which will vest immediately upon issuance. For each full year of service, Mr. Kenna will also receive an annual grant of 500,000 RSUs and an option to purchase up to 500,000 shares of the Company’s common stock, each subject to vesting schedules as set forth in the Employment Agreement and made pursuant to the Plan, which the Company intends to grant on or about the applicable anniversary of the effective date of the Employment Agreement. The Employment Agreement entitles Mr. Kenna to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance, as well as certain ancillary benefits such as an auto allowance, reimbursement for mobile phone use, and club memberships. In the event Mr. Kenna’s employment is terminated by the Company without cause, and subject to his execution of a customary release and other applicable terms, Mr. Kenna will be entitled to: (A) payment of all accrued but unpaid wages through the termination date; (B) separation pay equal to twelve months of his then-current salary, paid over twelve months in accordance with the Company’s regular payroll practices; (C) reimbursement for COBRA premiums necessary to continue family coverage under the Company’s group health plan for up to twelve months, provided he is eligible and elects such coverage, and subject to COBRA’s maximum payment limits; and (D) pro rata vesting of all outstanding equity awards through the end of the twelve-month severance period, with any performance-based awards prorated for active employment and paid in accordance with the terms of the applicable performance plan and actual performance results. The Employment Agreement also contains customary confidentiality, non-competition, and non-solicitation provisions.

Mr. Munoz has been employed with the Company as Chief Financial Officer since the merger of Engine Gaming & Media, Inc. and GameSquare Esports, Inc. on April 11, 2023. Mr. Munoz’s employment agreement has no specific term and constitutes at-will employment. Mr. Munoz has an annual base salary of $310,000. Mr. Munoz does not have any contractual bonuses or separation pay.

On February 2, 2026, the Company and Amaree Tanawong entered into an employment agreement, dated February 2, 2026. Ms. Tanawong’s Employment Agreement has no specific term and constitutes at-will employment. Ms. Tanawong will receive an initial annual base salary of $350,000. She is also eligible to participate in the Company’s annual bonus plan, with a target minimum bonus amount of $35,000 for her first year of employment, increasing to an amount equal to up to 50% of her annual salary in subsequent years, in each case, based on the achievement of performance metrics established by the Company’s Board of Directors. In addition, Ms. Tanawong will receive a one-time grant of 50,000 RSUs under the Company’s Plan, which will vest 30 days following the date of grant. Ms. Tanawong will also receive (i) options to purchase up to 470,570 shares of the Company’s common stock (the “Options”) and (ii) 209,188 restricted stock units (the “LTIP RSUs”). The Options and LTIP RSUs will vest in four equal installments on each of the six-month, 12-month, 18-month and 24-month anniversaries of the grant date, subject to Ms. Tanawong’s continued employment on such dates. The Employment Agreement also entitles Ms. Tanawong to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance. In the event Ms. Tanawong’s employment is terminated by the Company without cause, and subject to her execution of a customary release and other applicable terms, Ms. Tanawong will be entitled to separation pay equal to three months of her then-current salary, provided that if such termination subsequent to the one-year anniversary of the date of the Employment Agreement then such amount will be increased by an additional month of her then-current salary for each additional year of service to the Company, subject to a maximum amount of six months of her then-current salary.

Clawback Policy

Awards granted under our equity award plans will be subject to recoupment in accordance with our Compensation Clawback Policy and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery or recoupment provisions in an award agreement as the Plan Administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon the occurrence of cause.

Under our Clawback Policy, in the event the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, the Company will seek to recover from any covered executive officer incentive-based compensation that was erroneously awarded and received during the three completed fiscal years immediately preceding the date on which the Company is required to prepare the accounting restatement. The amount subject to recovery generally equals the excess of the incentive-based compensation received over the amount that otherwise would have been received had such compensation been determined based on the restated financial results.

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Incentive-based compensation subject to recovery includes compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure, including, without limitation, cash bonus awards, stock options, restricted stock, restricted stock units, and performance-based equity awards. Financial reporting measures include measures determined and presented in accordance with accounting principles used in preparing the Company’s financial statements, as well as stock price and total stockholder return.

The Clawback Policy provides that recovery is required regardless of whether the executive officer engaged in misconduct and without regard to fault. Recovery will not be sought only to the extent the Compensation Committee (or a majority of the independent members of the Board) determines that recovery would be impracticable.

The Clawback Policy is filed as Exhibit 97 to the Company’s Annual Report on Form 10-K.

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer, our next two most highly compensated executive officers, who were serving as executive officers as of December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(3)	Option awards ($)(1)	Non-equity incentive plan compensation ($)	Pension Value ($)	All other compensation ($)(2)	Total compensation ($)
Justin Kenna	2025	600,000	100,000	1,343,553	-	-	-	35,138	2,078,691
President, Chief Executive Officer and Director (Chair)	2024	600,000	-	-	109,859	-	-	33,796	743,655

Louis Schwartz	2025	500,000	-	913,103	-	-	-	104,671	1,517,774
Former President and Director (Chair)	2024	500,000	-	-	109,859	-	-	33,944	643,803

Michael Munoz	2025	310,000	-	232,430	-	-	-	36,919	579,349
Chief Financial Officer	2024	293,317	-	-	-	-	-	34,690	328,007

Notes:

(1)	The fair value price per option was estimated using the Black-Scholes option pricing model.
(2)	Based on medical insurance and other insurance benefits. For Mr. Schwartz, the 2025 amount includes $70,000 severance payment he was made in connection with his separation from the Company on December 31, 2025.
(3)	The price per RSU is equal to the closing price per share of common stock on the date of issuance.

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Outstanding Equity Awards at Fiscal Year-End Table

The following table summarizes information regarding equity-based awards held by our Named Executive Officers as of December 31, 2025.

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (1)

Justin Kenna	172,621	-	129,246 at $1.10	August 15, 2029	N/A	N/A	348,647	134,229
			41,310 at CAD$21.30	January 22, 2026
			2,065 at CAD$16.95	March 1, 2027
Louis Schwartz	133,938	-	129,246 at $1.10	August 15, 2029	N/A	N/A	348,647	134,229
			201 at CAD$426.00	February 10, 2026
			182 at CAD$426.00	March 3, 2027
			4309 at $3.64	May 26, 2029
Michael Munoz	11	-	11 at CAD$426.00	February 10, 2026	N/A	N/A	96,846	37,286

Notes:

(1)	Based on the closing price of our common stock of $0.385 on December 31, 2025, the last trading day of our fiscal year 2025, as reported by Nasdaq.

Termination of Employment, Change in Responsibilities, and Employment Contracts

The following describes the respective employment agreements entered into by the Company and each NEO as of December 31, 2025:

Name and Position	Notice Period	Monthly Salary		Severance on Termination not for Cause	Severance on Termination not for Cause following Change of Control (1)
Justin Kenna, President, Chief Executive Officer and Chairman of the Board	N/A	USD$	50,000	12 months	24 months
Louis Schwartz, Former President and Chairman of the Board of Directors	N/A	USD$	41,667	12 months	24 months
Michael Munoz, Chief Financial Officer	N/A	USD$	25,833	N/A	N/A

(1) Termination occurs within 12 months of the Change of Control.

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Change of Control Provisions

For the purpose of the agreements with the officers as set forth above, “Change of Control” is defined as the acquisition by any person or entity of:

(1) shares or rights or options to acquire common shares or securities which are convertible into common shares or any combination thereof such that after the completion of such acquisition such person would be entitled to exercise 50% or more of the votes entitled to be cast at a meeting of the stockholders of the Company;

(2) shares or rights or options to acquire shares, or their equivalent, of any material subsidiary of the Company or securities which are convertible into shares of the material subsidiary or any combination thereof such that after the completion of such acquisition such person would be entitled to exercise 50% or more of the votes entitled to be cast at a meeting of the stockholders of the material subsidiary; or

(3) more than 50% of the material assets of the Company, including the acquisition of more than 50% of the material assets of any material subsidiary of the Company.

Such Change of Control payments may be triggered by either the Company or the officer who elects within one year from the date of such Change of Control to have such officer’s agreement terminated.

Summary of Termination Payments

The estimated incremental payments, payables and benefits that might be paid to the officers pursuant to the above noted agreements in the event of termination without cause or after a Change of Control (assuming such termination or Change of Control is effective as of December 31, 2025) are detailed below:

Name and Position	Severance on Termination not for Cause ($)		Severance on Termination not for Cause following Change of Control ($) (1)
Justin Kenna, President, Chief Executive Officer and Chairman of the Board of Directors
Salary/Fees	US$	600,000	US$	1,200,000
Bonus:		Nil		Nil
Benefits:		12 months		18 months
Total:	US$	600,000	US$	1,200,000
Louis Schwartz, Former President and Chairman of the Board of Directors
Salary/Fees	US$	500,000	US$	1,000,000
Bonus:		Nil		Nil
Benefits:		12 months		18 months
Total:	US$	500,000	US$	1,000,000

(1) Termination occurs within 12 months of the Change of Control.

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Employment, Consulting and Management Contracts

Management functions of GameSquare and its subsidiaries are substantially performed by GameSquare’s directors and executive officers. During the year ended December 31, 2025, GameSquare did not enter into any contracts, agreements or arrangements with parties other than its directors and executive officers (or their personal holding corporation) for the provision of such management functions.

Justin Kenna

On January 16, 2026, the Board of the Company appointed the Company’s current Chairman and Chief Executive Officer, Justin Kenna, as President of the Company, effective immediately. In connection with Mr. Kenna’s appointment as President, the Company and Mr. Kenna entered into an amended and restated employment agreement, effective January 1, 2026 (the “Employment Agreement”), which supersedes Mr. Kenna’s prior employment agreement with the Company, dated July 7, 2023. The Employment Agreement provides that Mr. Kenna will serve as Chief Executive Officer and President, reporting to the Board, for a term of three years beginning January 1, 2026, with automatic one-year renewals unless either party provides at least 120 days’ written notice of non-renewal prior to the expiration of the then-current term. Mr. Kenna will receive an initial annual base salary of $660,000, with automatic annual increases of 3.5% effective as of the second and third anniversary of the effective date of the Employment Agreement, unless the Board provides timely notice to the contrary. He is also eligible to participate in the Company’s annual bonus plan, with a target bonus opportunity of up to $400,000 per year, based on the achievement of performance metrics established by the Board. In addition, Mr. Kenna will receive a one-time grant of 500,000 RSUs under the Company’s 2024 Stock Incentive Plan (the “Plan”), which will vest immediately upon issuance. For each full year of service, Mr. Kenna will also receive an annual grant of 500,000 RSUs and an option to purchase up to 500,000 shares of the Company’s common stock, each subject to vesting schedules as set forth in the Employment Agreement and made pursuant to the Plan, which the Company intends to grant on or about the applicable anniversary of the effective date of the Employment Agreement. The Employment Agreement entitles Mr. Kenna to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance, as well as certain ancillary benefits such as an auto allowance, reimbursement for mobile phone use, and club memberships. In the event Mr. Kenna’s employment is terminated by the Company without cause, and subject to his execution of a customary release and other applicable terms, Mr. Kenna will be entitled to: (A) payment of all accrued but unpaid wages through the termination date; (B) separation pay equal to twelve months of his then-current salary, paid over twelve months in accordance with the Company’s regular payroll practices; (C) reimbursement for COBRA premiums necessary to continue family coverage under the Company’s group health plan for up to twelve months, provided he is eligible and elects such coverage, and subject to COBRA’s maximum payment limits; and (D) pro rata vesting of all outstanding equity awards through the end of the twelve-month severance period, with any performance-based awards prorated for active employment and paid in accordance with the terms of the applicable performance plan and actual performance results. The Employment Agreement also contains customary confidentiality, non-competition, and non-solicitation provisions.

Louis Schwartz

On December 31, 2025, the Company entered into a Separation Agreement with Lou Schwartz, pursuant to which Mr. Schwartz resigned from all positions with the Company, including as Chairman and member of the Board of Directors and the President of the Company, effective as of December 31, 2025 (the “Termination Date”). Under the terms of the Separation Agreement, the Company will pay Schwartz & Associates, P.C., an entity affiliated and controlled by Mr. Schwartz, a total of $250,000, with $70,000 payable upon execution of the Separation Agreement and the remaining balance to be paid in six equal installments between January 15, 2026 and March 30, 2026. These payments are fixed and unconditional and will be reported as non-employee compensation on IRS Form 1099.

In addition, the Company accelerated and immediately vested 174,324 restricted stock units (“RSUs”) under outstanding equity awards held by Mr. Schwartz, with such RSUs deemed earned and issued as of the Termination Date, with no further service or contingency required. The Company also issued vested options to acquire 653,570 shares of the Company’s common stock, with a five-year exercise period and subject to the terms of the Company’s Amended and Restated 2024 Stock Incentive Plan. The Company will pay the full cost of COBRA premiums necessary to continue Mr. Schwartz’s current health coverage for up to nine months following the Termination Date or until he becomes covered under another group health plan. The Company has also agreed to indemnify Mr. Schwartz to the fullest extent permitted by Delaware law for claims arising out of his service as an officer or director, including advancement of legal fees and expenses in connection with currently pending shareholder litigation.

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Michael Munoz

Mr. Munoz has been employed with the Company as Chief Financial Officer since the merger of Engine Gaming & Media, Inc. and GameSquare Esports, Inc. on April 11, 2023. Mr. Munoz’s employment agreement has no specific term and constitutes at-will employment. Mr. Munoz has an annual base salary of $310,000. Mr. Munoz does not have any contractual bonuses or separation pay.

Amaree Tanawong

On February 2, 2026, the Company and Amaree Tanawong entered into an employment agreement, dated February 2, 2026. Ms. Tanawong’s Employment Agreement has no specific term and constitutes at-will employment. Ms. Tanawong will receive an initial annual base salary of $350,000. She is also eligible to participate in the Company’s annual bonus plan, with a target minimum bonus amount of $35,000 for her first year of employment, increasing to an amount equal to up to 50% of her annual salary in subsequent years, in each case, based on the achievement of performance metrics established by the Company’s Board of Directors. In addition, Ms. Tanawong will receive a one-time grant of 50,000 RSUs under the Company’s Plan, which will vest 30 days following the date of grant. Ms. Tanawong will also receive (i) options to purchase up to 470,570 shares of the Company’s common stock (the “Options”) and (ii) 209,188 restricted stock units (the “LTIP RSUs”). The Options and LTIP RSUs will vest in four equal installments on each of the six-month, 12-month, 18-month and 24-month anniversaries of the grant date, subject to Ms. Tanawong’s continued employment on such dates. The Employment Agreement also entitles Ms. Tanawong to participate in the Company’s benefit plans, including health, dental, vision, life, and disability insurance. In the event Ms. Tanawong’s employment is terminated by the Company without cause, and subject to her execution of a customary release and other applicable terms, Ms. Tanawong will be entitled to separation pay equal to three months of her then-current salary, provided that if such termination subsequent to the one-year anniversary of the date of the Employment Agreement then such amount will be increased by an additional month of her then-current salary for each additional year of service to the Company, subject to a maximum amount of six months of her then-current salary.

Equity Compensation Plan Information

On March 7, 2024, the Company adopted the amended and restated Omnibus equity incentive plan (“Omnibus Plan”).

The Omnibus Plan is considered a “rolling” or “evergreen” plan since the Company will be authorized to grant stock options and restricted share units (“RSU”s) of up to 20% of its issued and outstanding common shares as of January 1 each year, from time to time, with no vesting provisions and after taking into account any stock options or RSUs outstanding. The number of options and RSUs available to grant increases as the number of issued and outstanding common shares increases. As of January 1, 2025, the number of stock options and RSUs available to grant amounted to 6,527,199 common shares, being 20% of the outstanding common shares as of January 1, 2025. On January 1, 2026, the number of stock options and RSUs available to grant amounted to 19,613,350 common shares, being 20% of the outstanding common shares on January 1, 2026.

Options may be exercisable over periods of up to 10 years as determined by the Board of Directors of the Company. The Option price for shares that are the subject of any Option shall be fixed by the Board when such Option is granted but shall not be less than the market value of such shares at the time of grant.

The Omnibus Plan allows the Company to award restricted share units to directors, officers, employees and consultants of the Company and its subsidiaries upon such conditions as the Board may establish, including the attainment of performance goals recommended by the Company’s compensation committee. The purchase price for common shares of the Company issuable under each RSU award, if any, shall be established by the Board at its discretion. common shares issued pursuant to any RSU award may be made subject to vesting conditions based upon the satisfaction of service requirements, conditions, restrictions, time periods or performance goals established by the board.

The Omnibus Plan contains an evergreen formula that results in an automatic annual increase to the number of securities issuable under the Company’s Omnibus Plan to an amount equal to no more than 20% of the total outstanding shares of common stock.

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Securities Authorized for Issuance under Equity Compensation Plans

Plan Category		Number of Common Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price ($) of Outstanding Options, Warrants and Rights (B)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Common Shares Reflected in Column (A)) (C)
Equity Compensation Plans Not Approved by Stockholders		-	N/A	N/A
Equity Compensation Plans Approved by Stockholders	Stock Options	285,063 1,070,814	CAD$20.56 USD$1.78	N/A
	RSUs	1,165,360	N/A	N/A
Total		2,521,237		4,005,962

As of December 31, 2025, the number of stock options and RSUs outstanding that were issued under the equity incentive plan, respectively, represents approximately 1.4% and 1.2% of the 98,066,751 outstanding common shares as of December 31, 2025.

AUDIT COMMITTEE REPORT

The following audit committee report shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under these acts, except to the extent we specifically incorporate by reference into such filings.

Our Audit Committee is composed of “independent” directors, as determined in accordance with Nasdaq Stock Market’s Rules and Rule 10A-3 of the Exchange Act. The Audit Committee has certain duties and powers as described in its written charter adopted by the Board of Directors. A copy of the charter can be found on the Company’s website at https://investors.gamesquare.com/governance/governance-documents/default.aspx.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors with:

●	the Company’s external audit function; including the qualifications, independence, appointment and oversight of the work of the external auditors;
●	the Company’s accounting and financial reporting requirements;
●	the Company’s reporting of financial information to the public;
●	the Company’s compliance with law and regulatory requirements;
●	the Company’s risks and risk management policies;
●	the Company’s system of internal controls and management information systems; and
●	such other functions as are delegated to it by the Board.

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The Audit Committee has:

●	reviewed and discussed our audited financial statements with management and Kreston GTA, the independent auditors;

●	discussed with Kreston GTA the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC; and

●	received from Kreston GTA the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the auditors their independence.

In addition, the Audit Committee has regularly met separately with management and with Kreston GTA, and further to the matters specified above, has discussed with Kreston GTA the overall scope, plans, and estimated costs of its audit.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.

Members of the Audit Committee
Thomas Walker (Chair), Travis Goff and Jeremi Gorman

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OTHER INFORMATION

Stockholder Proposals

Stockholder Proposals for 2027 Annual Meeting

The submission deadline for stockholder proposals to be included in our proxy materials for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act is January 12, 2027 except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and received by our Corporate Secretary at GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034 by close of business on the required deadline in order to be considered for inclusion in our proxy materials for the 2027 annual meeting of stockholders. Submission of a proposal before the deadline does not guarantee its inclusion in our proxy materials.

Advance Notice Procedure for 2027 Annual Meeting

Under our Bylaws, director nominations and other business may be brought at an annual meeting of stockholders in accordance with the requirements of our Bylaws as in effect from time to time. Among other things, in addition to the advance notice deadline for stockholder proposals or director nominations under Rule 14a-8 of the Exchange Act, our Bylaws provide that written notice of a meeting of stockholders shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote as of the record date for the meeting. Please refer to the full text of our Bylaws for additional information and requirements. A copy of our current Bylaws has been filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, which were amended on April 10, 2026, and filed with the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 14, 2026. Copies of the Bylaws and the Bylaws amendment may be obtained by writing to our Corporate Secretary at the address listed in our proxy materials.

Stockholders Sharing the Same Address

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to our stockholders. Under this process, certain stockholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may notify our Corporate Secretary, GameSquare Holdings, Inc. at 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

Fiscal Year 2025 Annual Report and SEC Filings

Our financial statements for the fiscal year ended December 31, 2025 are included in our Annual Report on Form 10-K. Our Annual Report and this Proxy Statement are posted on our website at https://investors.gamesquare.com/financials and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Corporate Secretary, GameSquare Holdings, Inc., 6775 Cowboys Way, Ste. 1335 Frisco, Texas 75034.

* * *

The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, requested to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
By Order of the Board of Directors
GAMESQUARE HOLDINGS, INC.

/s/ Justin Kenna
Justin Kenna
Chief Executive Officer and Director

Frisco, Texas
April 27, 2026

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Appendix A

AGREEMENT AND PLAN OF MERGER

OF

GameSquare Merger Sub 3, Inc.

WITH AND INTO

GAMESQUARE HOLDINGS, INC.

AGREEMENT AND PLAN OF MERGER, dated as of _______, 2026 (this “Agreement”), by and between GameSquare Holdings, Inc., a Delaware corporation (“GameSquare”), and GameSquare Merger Sub 3, Inc., a Delaware corporation and direct, wholly-owned subsidiary of GameSquare Holdings, Inc. (“GameSquare Subsidiary”).

WHEREAS, GameSquare Holdings, Inc. is the sole holder of all of the issued and outstanding capital stock of GameSquare Subsidiary; and

WHEREAS, the parties hereto intend to effect the merger of GameSquare Subsidiary with and into GameSquare Holdings, Inc. (the “Merger”), so that GameSquare Holdings, Inc. is the surviving entity in the Merger (hereinafter sometimes referred to in such capacity as the “Surviving Corporation”), and: (i) the certificate of incorporation of GameSquare Subsidiary as in effect immediately prior to the Merger Effective Time shall be the certificate of incorporation of the Surviving Corporation, and (ii) GameSquare’s Bylaws will remain the Bylaws of the Surviving Corporation.

NOW, THEREFORE, in consideration of the foregoing and their respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

NAMES OF CORPORATIONS

Section 1.1 Name of Corporation to be Merged. The name of the corporation to be merged is GameSquare Merger Sub 3, Inc., a Delaware corporation. The name under which such corporation was formed is GameSquare Merger Sub 3, Inc.

Section 1.2 Name of Surviving Corporation. The name of the surviving corporation is GameSquare Holdings, Inc., a Delaware corporation. The name under which such corporation was formed is GameSquare Holdings, Inc.

ARTICLE II

OUTSTANDING SHARES OF THE CONSTITUENT CORPORATIONS

Section 2.1 Designation and Number of Outstanding Shares of the Corporation to Be Merged. As of the date hereof, the authorized capital stock of the GameSquare Subsidiary consists of: (i) 500,000,000 shares of common stock, par value $0.0001 per share (the “GameSquare Subsidiary Common Stock”) and (ii) 50,000,000 shares of Preferred Stock, $0.0001 par value per share (the “GameSquare Subsidiary Preferred Stock”), all of which are issued and outstanding and owned by GameSquare.

A-1

Section 2.2 Designation and Number of Outstanding Shares of the Surviving Corporation. As of the date hereof, the authorized capital stock of GameSquare consists of 150,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, par value $0.0001 per share (“GameSquare Common Stock”), and 50,000,000 shares of preferred stock, par value $0.0001 per share (“GameSquare Preferred Stock”), of which 3,433.33 are designated as Series A-1 Preferred Stock in accordance with the terms of the Series A-1 Preferred Stock Certificate of Designation and of which 5,000,000 are designated as Series A-2 Preferred Stock in accordance with the terms of the Series A-2 Preferred Stock Certificate of Designation. As of the date hereof, there were ________ shares of GameSquare Common Stock outstanding and _________ shares of GameSquare Preferred Stock outstanding.

ARTICLE III

TERMS AND CONDITIONS OF THE MERGER

Section 3.1 General. On the terms and subject to the conditions set forth in this Agreement, at the Merger Effective Time (as defined below), GameSquare Subsidiary shall be merged with and into GameSquare in accordance with Section 251 of the Delaware General Corporation Law (the “DGCL”). GameSquare shall be the surviving entity in the Merger and shall continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of GameSquare Subsidiary shall terminate.

Section 3.2 Merger Effective Time. GameSquare and GameSquare Subsidiary shall cause to be filed a certificate of merger with the Secretary of State of Delaware (the “Merger Certificate”). The Merger shall become effective as of the date and time specified in the Merger Certificate in accordance with the relevant provisions of Section 251 of the DGCL, as applicable, or at such other date and time as shall be provided by applicable law (such date and time hereinafter referred to as the “Merger Effective Time”).

Section 3.3 Effects of the Merger. At and after the Merger Effective Time, the Merger shall have the effects set forth in the applicable provisions of the DGCL and this Agreement.

Section 3.4 Cancellation of GameSquare Subsidiary Stock. Each share of GameSquare Subsidiary Common Stock, as well as each share of any other class or series of capital stock of GameSquare Subsidiary, in each case that is issued and outstanding immediately prior to the Merger Effective Time, shall, at the Merger Effective Time, solely by virtue and as a result of the Merger and without any action on the part of any holder thereof, automatically be cancelled and retired for no consideration and shall cease to exist.

Section 3.5 GameSquare Stock. At and after the Merger Effective Time, each share of GameSquare Common Stock issued and outstanding immediately prior to the Merger Effective Time shall remain an issued and outstanding share of common stock of GameSquare and shall not be affected by the Merger. At the Merger Effective Time, each share of the GameSquare Preferred Stock issued and outstanding immediately prior to the effective time will convert pursuant to their own terms upon the merger. Each outstanding share of Series A-1 Preferred Stock (including any fraction of a share) held by stockholders shall, by virtue of the Merger, automatically convert, at the Merger Effective Time, into 1,000 shares of fully paid and non-assessable shares of common stock (including any fraction of a share) of the Surviving Corporation pursuant to the terms of the Certificate of Designation of Series A-1 Convertible Preferred Stock. Each outstanding share of Series A-2 Preferred Stock (including any fraction of a share) held by stockholders shall, by virtue of the Merger, automatically convert, at the Merger Effective Time, into an aggregate number of shares of common stock (including any fraction of a share) of the Surviving Corporation as determined in accordance with the terms of the Certificate of Designation of Series A-2 Convertible Preferred Stock.

Section 3.6 Certificate of Incorporation of the Surviving Corporation. At the Merger Effective Time, the certificate of incorporation of GameSquare Subsidiary, as in effect immediately prior to the Merger Effective Time, shall be the certificate of incorporation of the Surviving Corporation.

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Section 3.7 Bylaws of the Surviving Corporation. At the Merger Effective Time, the Bylaws of GameSquare as in effect immediately prior to the Merger Effective Time, shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with its terms and applicable law.

Section 3.8 Directors and Officers of the Surviving Corporation. The directors and officers of GameSquare as of immediately prior to the Merger Effective Time shall, at and after the Merger Effective Time, be the directors and officers, respectively, of the Surviving Corporation, such individuals to serve in such capacities until such time as their respective successors shall have been duly elected or appointed and qualified or until their respective earlier death, resignation or removal from office.

ARTICLE IV

CONDITIONS PRECEDENT

Section 4.1 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of GameSquare and GameSquare Subsidiary to effect the Merger shall be subject to the satisfaction or written waiver (subject to applicable law) of the following conditions prior to the Merger Effective Time:

(a) All material approvals, consents and authorizations of, filings and registrations with, and notifications to, all governmental authorities required for the consummation of the Merger shall have been obtained or made and shall be in full force and effect, and all statutory waiting periods required by law shall have expired or been terminated; and

(b) No jurisdiction, court of competent jurisdiction or governmental authority shall have enacted, issued, promulgated, enforced or entered into any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and prohibits or makes illegal the consummation of the Merger.

(c) The approval of this Agreement, in accordance with Delaware law, by the stockholders of GameSquare and the approval of this Agreement by GameSquare in its capacity as sole stockholder of GameSquare Subsidiary.

ARTICLE V

TERMINATION AND AGREEMENT

Section 5.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Merger Effective Time by mutual written consent of the Board of Directors of each of GameSquare and GameSquare Subsidiary. In the event of the termination of this Agreement as provided in this Section 5.1, this Agreement shall forthwith become void and have no effect, and none of GameSquare or GameSquare Subsidiary, any of their respective affiliates or any of the officers or directors of any of them shall have any liability or obligation of any nature whatsoever hereunder, or in connection with the transactions contemplated hereby.

Section 5.2 Amendment. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto.

ARTICLE VI

GENERAL PROVISIONS

Section 6.1 Representations and Warranties. Each of the parties hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by such party and (assuming due authorization, execution and delivery by the other party) constitutes a valid and binding obligation of such party, enforceable against it in accordance with the terms hereof (except in all cases as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws of general applicability affecting the rights of creditors generally and the availability of equitable remedies).

Section 6.2 Nonsurvival of Agreements. None of the agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Merger Effective Time or the termination of this Agreement as provided in Section 5.1.

Section 6.3 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including,” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to “the date hereof” shall mean the date of this Agreement.

Section 6.4 Counterparts. This Agreement may be executed in counterparts (including by .pdf), all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

Section 6.5 Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

Section 6.6 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within the State of Delaware, without regard to any applicable conflicts of law principles.

Section 6.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Any purported assignment in contravention hereof shall be null and void.

[Signature pages follow]

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IN WITNESS WHEREOF, GameSquare and GameSquare Subsidiary have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

GAMESQUARE HOLDINGS, INC.

By:	/s/
Name:	Justin Kenna
Title:	Chief Executive Officer and Director

GameSquare Merger Sub 3, Inc.

By:	/s/
Name:	Justin Kenna
Title:	Chief Executive Officer and Director

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Appendix B

GameSquare Merger Sub 3, Inc.

CERTIFICATE OF INCORPORATION

FIRST: The name of the Corporation is GameSquare Merger Sub 3, Inc. (hereinafter referred to as the “Corporation”).

SECOND: The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the registered agent at that address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

FOURTH:

A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is five hundred fifty million (550,000,000) consisting of:

1. Five hundred million (500,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”); and

2. Fifty Million (50,000,000) shares of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.

C. Except as otherwise provided by law or expressly provided in this section, the presence, in person or by proxy, of the holders of record of shares of capital stock of the Corporation entitling the holders thereof to cast one-third (1/3) of the votes (after giving effect, if required, to the provisions of this section) entitled to be cast by the holders of shares of capital stock of the Corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock, after giving effect to the provisions of this section.

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D. Subject to the provisions of law and the rights of the holders of the Preferred Stock and any other class or series of stock having a preference as to dividends over the Common Stock then outstanding, dividends may be paid on the Common Stock at such times and in such amounts as the Board of Directors may determine. Upon the dissolution, liquidation or winding up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, respectively, after: (i) payment or provision for payment of the Corporation’s debts and liabilities; and (ii) distributions or provisions for distributions to holders of any class or series of stock having a preference over the Common Stock in the liquidation, dissolution or winding up of the Corporation.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the Directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The Directors of the Corporation need not be elected by written ballot unless the Bylaws so provide. Stockholders may not cumulate their votes for election of directors.

C. Subject to the rights of any class or series of Preferred Stock of the Corporation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may be effected by the unanimous consent in writing by such stockholders.

D. Special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directorships (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) (the “Whole Board”).

SIXTH:

A. The number of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. At each annual meeting of stockholders, starting with the 2027 Annual Meeting, all directors shall be elected for terms expiring at the next annual meeting of stockholders and until such directors’ successors shall have been elected and qualified. Directors shall be elected by a plurality of the shares present in person or represented by proxy and entitled to vote in the elections of directors (unless otherwise required by law, regulation, the bylaws or by the listing standards of any stock exchange on which the Common Stock is then traded).

B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of Directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled by a majority vote of the Directors then in office, though less than a quorum, and Directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. No decrease in the number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.

C. Advance notice of stockholder nominations for the election of Directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

D. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any Director, or the entire Board of Directors, may be removed from office at any time, with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all then-outstanding shares of capital stock of the Corporation entitled to vote generally at an election of directors (after giving effect to the provisions of Article FOURTH of this Certificate of Incorporation (“Article FOURTH”)), voting together as a single class.

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SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation in the manner prescribed by the laws of the State of Delaware by a majority vote of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of Directors (after giving effect to the provisions of Article FOURTH).

EIGHTH: The Board of Directors of the Corporation, when evaluating any offer of another person to (A) make a tender or exchange offer for any equity security of the Corporation, (B) merge or consolidate the Corporation with another corporation or entity or (C) purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation, may, in connection with the exercise of its judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including, without limitation, the social and economic effect of acceptance of such offer on: the Corporation’s present and future customers and employees and those of its subsidiaries; the communities in which the Corporation and its Subsidiaries operate or are located; the ability of the Corporation to fulfill its corporate objectives; and the ability of the Corporation to fulfill its objectives under applicable statutes and regulations.

NINTH:

A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a Director or an Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a Director, Officer, employee or agent or in any other capacity while serving as a Director, Officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B. The right to indemnification conferred in Section A of this Article NINTH shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or Officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan), indemnification shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article NINTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

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C. If a claim under Section A or B of this Article NINTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee also shall be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article NINTH or otherwise shall be on the Corporation.

D. The rights to indemnification and to the advancement of expenses conferred in this Article NINTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested Directors, or otherwise.

E. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article NINTH with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation.

TENTH: A Director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (i) for any breach of the Director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the Director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a Director of the Corporation existing at the time of such repeal or modification.

ELEVENTH:

A. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (iv) any action asserting a claim governed by the internal affairs doctrine, shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

B. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article ELEVENTH.

TWELFTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

THIRTEENTH: The name and mailing address of the sole incorporator is as follows:

Name	Mailing Address

John Wilk	c/o GameSquare Holdings, Inc., 6775 Cowboys Way, Suite 1335 Frisco, TX 75034

I, THE UNDERSIGNED, being the incorporator, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate of Incorporation, do certify that the facts herein stated are true, and accordingly, have hereto set my hand this ____ day of _______, 2026.

/s/
Name: John Wilk
Incorporator

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GAMESQUARE HOLDINGS, INC.

Computershare

320 Bay Street, 14th Floor
Toronto, ON M5H 4A6
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual General and Special Meeting to be held on June 18, 2026

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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Proxies submitted must be received by 12:00 pm, Central Time, on June 16, 2026.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

To Receive Documents Electronically

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

To Virtually Attend the Meeting

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER

Appointment of Proxyholder

I/We being holder(s) of securities of GameSquare Holdings, Inc. (the "Company") hereby appoint: Mike Munoz (the "Management Nominee")

OR

Print the name of the person you are appointing if this person is someone other than the Management Nominee listed herein.

Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Gamesquare and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an Invite Code to gain entry to the online meeting.

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General and Special Meeting of shareholders of the Company to be held online at https://meetnow.global/MKFDHCM on June 18, 2026 at 12:00 pm, Central Time and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

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1. Election of Class II Directors

	For	Against	Abstain		For	Against	Abstain
01. Justin Kenna	☐	☐	☐	02. Stuart Porter	☐	☐	☐

2. Appointment of Auditor

For | Against | Abstain

To ratify the appointment of Kreston GTA as the auditor of the Company for the ensuing year and to authorize the directors to fix the auditor's remuneration. ☐ ☐ ☐

3. Advisory Resolution on Compensation

For | Against | Abstain

4. Merger Agreement

For | Against | Abstain

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Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management.**
If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President.

Signature(s)

Signing Capacity

Date

DD / MM / YY

Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

Annual Financial Statements - Mark this box if you would like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

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